UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02265_

Value Line Mid Cap Focused Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2020

Date of reporting period: June 30, 2020

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/20 is included with this Form.

Semi-Annual Report
June 30, 2020
(Unaudited)

Value Line Select Growth Fund, Inc.
(Formerly Value Line Premier Growth Fund, Inc.)
Investor Class (VALSX)
Institutional Class (VILSX)
Value Line Mid Cap Focused Fund, Inc.
Investor Class (VLIFX)
Institutional Class (VLMIX)
Value Line Capital Appreciation Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can contact the Funds to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Funds.
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope this semi-annual report finds you and your families safe and well during these most challenging times.
Know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this semi-annual report for Value Line Select Growth Fund, Inc. (formerly Value Line Premier Growth Fund, Inc.), Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2020.
During the semi-annual period, most broad U.S. equity indices generated negative absolute returns. Notably, three of the four Funds posted positive absolute returns during the semi-annual period, and all four outperformed their respective benchmark index on a relative basis. Further, the semi-annual period was highlighted by each of the four equity and hybrid Value Line Funds being recognized for its long-term performance and/or attractive risk profiles.
•
Value Line Select Growth Fund, Inc.* outpaced the category average return of its peers for the three-, five- and ten-year periods ended June 30, 2020 (mid-cap growth category), as measured by Morningstar,1 ranking in the top 34% or better of its peer category in each of those time periods. Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 558 funds as of June 30, 2020 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of Above Average and an overall Risk Rating of Lowi.

•
Value Line Mid Cap Focused Fund, Inc.* outpaced the category average return of its peers for the three-, five- and ten-year periods ended June 30, 2020 (mid-cap growth category), as measured by Morningstar,1 ranking in the top 39% or better of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the mid-cap growth category among 558 funds as of June 30, 2020 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of Above Average and an overall Risk Rating of Low.ii

•
Value Line Capital Appreciation Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2020 (allocation-70% to 85% equity category), as measured by Morningstar,1 ranking in the top 2% or better of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation-70% to 85% equity category among 309 funds as of June 30, 2020 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of High.iii

•
Value Line Larger Companies Focused Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2020 (large growth category), as measured by Morningstar,1 ranking in the top 38% or better of its peer category in each of those time periods. Additionally, Morningstar gave the Fund an overall Return Rating of Above Average.iv

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2020, especially given the newsworthy events of the semi-annual period. With meaningful trends and unprecedented developments during the first half of 2020 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the moderate pace of economic growth that marked the beginning of 2020 was rather quickly and severely interrupted by the devastation wrought by the spread of COVID-19. Businesses and other workplaces were shut down in mid-March. The U.S. unemployment rate leapt from 3.5% at the end of 2019 to 14.7% in April 2020. Airplane travel and other forms of mass transportation came to a halt. The concurrent health and economic crises were seen worldwide, as most other countries were similarly hit by the virus, which had originated in China.
The lockdown remained in place for most of the semi-annual period, causing both the U.S. and global economies to go into a recession. U.S. Gross Domestic Product (GDP) growth, which registered 2.1% in the final quarter of 2019 dropped to an annualized growth rate of  -5.0% in the first quarter of 2020. In large part because of the dramatic rise in unemployment, retail sales dropped precipitously. In January 2020, retail sales registered a growth rate of 0.8%. From February to May 2020, when the lockdown was most pronounced, retail sales fell to an annualized rate of  -5.6%, an average decline of  -1.4% per month. U.S. job growth also plummeted. For the first two months of 2020, U.S. job growth averaged 232,000 per month. But in April 2020 alone, the U.S. economy lost more than 20.5 million jobs. Manufacturing significantly weakened as well, with the Institute for Supply Management (ISM) Manufacturing Survey declining from a peak reading of more than 50 early in 2020 to a low of 41 in

President’s Letter (unaudited) (continued)

April, well below the level widely considered to be a sign of contraction in the manufacturing sector. The service sector, the largest sector of the U.S. economy, was impacted even more, shrinking for the first time in a decade. The ISM stated its service sector index fell to 41.8 in April 2020 from a reading of 52.5 just one month earlier.
With the situation dire, worry around potential corporate bankruptcies and mortgage defaults and fears of an economic depression taking hold drove monetary and fiscal authorities to spring into action. The U.S. Federal Reserve (the Fed) cut short-term interest rates from 1.5% to near zero, committed to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities, increased the scope of its asset purchase program to include investment grade and high yield corporate bonds, and started numerous credit facilities to help buoy the municipal bond market. Many other developed market central banks also added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. On the fiscal front, the U.S. government enacted a more than $2 trillion relief bill, unleashing a massive stimulus plan to stem economic damage that included stimulus checks to many Americans, billions of dollars to the Small Business Administration to sustain businesses and increases to the amount Americans could obtain from unemployment insurance.
These monetary and fiscal measures successfully stemmed further significant declines in the capital markets and gave lifelines to the U.S. economy. Further buoying the U.S. economy were the number of workers able to work remotely from home. The infection, hospitalization and mortality rates began to subside as a result of protocols undertaken, particularly in the U.S.’ northeast, which had seen the worst of the pandemic. Additionally, in parts of the world, particularly in China and other countries in Asia, the virus subsided to the point that their economies largely reopened. As a result, the U.S. economy also began to gradually reopen — in phases. By June 2020, U.S. economic indicators had improved. The U.S. unemployment rate declined from 14.7% to 11.1%. Jobs increased by 2.5 million in May and 2.4 million in June, making some, albeit modest, headway toward recovering the more than 20 million lost in April. The manufacturing and service sectors showed sharper improvement, with the ISM Manufacturing Survey rising from 41 to 52.6, and the ISM’s service sector index increasing from 41.8 to 57.5 from April to May. With many pharmaceutical and biotechnology companies pouring money and effort into finding a COVID-19 vaccine, investors became increasingly optimistic that an economic recovery may be in sight.
However, by the end of the semi-annual period, in June 2020, the outcome of the pandemic-driven health and economic crises had become more clouded. There was a renewed spike in COVID-19 cases, especially in states in the South and Southwest. Those states, including Florida, California, Texas and Arizona, which were among the first in the U.S. to reopen, began to once again lock down certain establishments, such as restaurants and bars. Many economists were forecasting a U.S. GDP drop of approximately 30%, on an annualized basis, for the second quarter of 2020. Once again, the course of COVID-19 and prospects for the economy took on a magnitude of uncertainty rarely seen.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned -3.08% during the six months ended June 30, 2020, though this masks the heightened volatility. After registering its worst first quarter return on record, the S&P 500® Index soared in the second quarter of 2020 to record its best quarter since the fourth quarter of 1998.
The U.S. equity market began 2020 on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, the spread of COVID-19 from China to the rest of the world made it clear the impact of the virus would be much more widespread than first thought. As containment efforts led to a gradual shutdown of the global economy, investors began to factor severe weakness in both growth and corporate earnings in the second and third quarters. The resulting sell-off gained steam throughout March, as investors rushed to exit higher risk assets and rotate into perceived safe havens, such as U.S. Treasuries. The downturn hit its low on March 23, at which point the major U.S. equity indices had given up all the gains of the past three calendar years. Exacerbating matters was the price of oil plunging to its lowest level since 2002, as the world’s largest oil producers failed to agree on whether to reduce output as demand collapsed. Equities subsequently recovered in the final days of the first quarter, thanks in part to the combination of extraordinary fiscal and monetary stimulus, described above. Although these initiatives helped stocks finish off their prior lows, markets remained volatile into quarter end, and U.S. equities finished the first quarter with their weakest calendar quarter since 2008.
While volatility remained high, the U.S. equity market soared back in the second quarter on a strong rebound in investor sentiment. On the heels of unprecedented monetary and fiscal stimulus, the prospect of a gradual reopening of U.S. businesses fueled optimism. Still, the majority of the rally occurred in April and May 2020, as renewed concerns about COVID-19 led to a relatively narrow gain in June.
As was the case since 2017, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2020. Within the U.S. equity markets, large-cap stocks performed best, followed at some distance by mid-cap stocks and then by small-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, nine of the 11 sectors generated negative absolute total returns during the semi-annual period. Information technology and consumer discretionary were the only two sectors to post a positive total return, boosted by improved investor sentiment around the Fed’s record levels of stimulus to mitigate the economic effects of the COVID-19 pandemic, hopes of an easing of lockdown measures and promising developments on a potential COVID-19 vaccine. Energy and financials were the weakest performing sectors in the S&P 500® Index during the semi-annual period, the former on plunging oil and gas prices amid diminished demand and global oversupply and the latter as the series of emerging interest rates cuts by the Fed helped stabilize the financial system but also hurt banks’ net interest margins.
All told, the U.S. equity markets outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted semi-annual returns of  -11.34% and -9.78%, respectively. International equity markets followed a similar path as U.S. equities, ending the first quarter of 2020 sharply lower and then rebounding in the second quarter. Also as in the U.S., most international governments and global central banks took extraordinary measures to limit financial market stress. The U.K. officially departed the European Union on January 31, but negotiations on its future trading relationship with the European Union were put on hold due to the pandemic. In Asia, China’s economy began to recover in the second quarter despite a record decline in its GDP. However, tensions between the U.S. and China re-escalated.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 6.14% during the semi-annual period, significantly outperforming the broad U.S. equity market. Bond prices rose and yields fell across the yield curve, or spectrum of maturities, during the semi-annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
The yield on the three-month U.S. Treasury bill fell approximately 139 basis points, the yield on the two-year U.S. Treasury note decreased approximately 142 basis points, and the yield on the five-year U.S. Treasury note fell approximately 140 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 126 basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 98 basis points during the semi-annual period. The Fed’s extraordinary measures to cushion the economic pain helped push yields lower across the spectrum of maturities. In addition, rates in most other developed markets remained near record lows — even dipping into negative territory in some, such as the U.K., which also indirectly helped keep U.S. yields lower. As yields on shorter-term maturities fell slightly more than those on longer-term maturities, the yield curve modestly steepened5, with the closely-watched spread, or yield differential, between two-year and 10-year maturities widening during the semi-annual period.
U.S. Treasuries, especially long-dated U.S. Treasuries, posted the strongest total returns during the semi-annual period, as the devastating fallout from the pandemic sparked fears of a global recession and led investors to seek shelter in high quality, lower-risk assets. Treasury inflation protected securities lagged nominal, or non-inflation-lined, U.S. Treasuries, but still generated gains in line with the Bloomberg Barclays US Aggregate Index overall. Conversely, spread, or non-government bond, sectors, saw weaker performance. The “risk off”6 environment within the taxable fixed income market translated to negative returns for high yield corporate bonds and for sovereign emerging markets debt. Investment grade corporate bonds delivered negative returns in the first quarter of 2020 amid expectations that declining economic activity and supply-chain disruptions would cause fundamentals to deteriorate. But investment grade corporate bonds rebounded sharply in the second quarter to post solid positive returns for the semi-annual period overall given both the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks and as countries began to gradually emerge from lockdowns. Securitized sectors, including commercial mortgage-backed securities, mortgage-backed securities and asset-backed securities, generated positive returns for the semi-annual period, in part supported by the Fed’s expanded asset purchase program, but still lagged U.S. Treasuries and the broad Bloomberg Barclays US Aggregate Bond Index for the semi-annual period.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Please be assured that we have well-established, comprehensive business continuity plans in place to manage your mutual funds through this situation. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds

President’s Letter (unaudited) (continued)

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Select Growth Fund, Inc.: Ranked by Morningstar in the top 53% for one-year (602 funds), top 28% for three-year (558 funds), top 22% for five-year (500 funds), and top 34% for 10-year (381 funds) periods ended June 30, 2020. All in the Morningstar mid-cap growth category. Four-star rating for 3-year (558 funds), 10-year (381 funds) and overall (558 funds) periods ended June 30, 2020; five-star rating for 5-year (500 funds) period June 30, 2020. All in the mid-cap growth category. Morningstar Return: Above Average for the 3-year, 5-year and overall periods ended June 30, 2020; Average for the 10-year period ended June 30, 2020. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended June 30, 2020.

i1
For Value Line Mid Cap Focused Fund, Inc.: Ranked by Morningstar in the top 77% for one-year (602 funds), top 39% for three-year (558 funds), top 18% for five-year (500 funds), and top 23% for 10-year (381 funds) periods ended June 30, 2020. All in the Morningstar mid-cap growth category. Five-star rating for 5-year (500 funds), 10-year (381 funds) and overall (558 funds) periods ended June 30, 2020; four-star rating for 3-year (558 funds) for period ended June 30, 2020. All in the mid-cap growth category. Morningstar Return: Average for the 3-year period ended June 30, 2020; Above Average for the 5-year, 10-year and overall periods ended June 30, 2020. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended June 30, 2020.

iii
For Value Line Capital Appreciation Fund, Inc.: Ranked by Morningstar in the top 1% for one-year (335 funds), top 1% for three-year (309 funds), top 1% for five-year (278 funds) and top 2% for ten-year (194 funds) periods ended June 30, 2020. All in the Morningstar allocation 70% to 85% equity category. Five-star rating for 3-year (309 funds), 5-year (278 funds), 10-year (194 funds), and overall (309 funds) periods ended June 30, 2020. All in the allocation-70% to 85% equity category. Morningstar Return: High for the 3-year, 5-year, 10-year and overall periods ended June 30, 2020.

iv
For Larger Companies Focused Fund, Inc.: Ranked by Morningstar in the top 38% for one-year (1343 funds), top 35% for three-year (1237 funds), top 21% for five-year (1084 funds) and top 31% for 10-year (809 funds) periods ended June 30, 2020. All in the Morningstar large growth category. Morningstar Return: Above Average for the 3-year, 5-year, 10-year and overall periods ended June 30, 2020.

The S&P 500® Index consists of 500 large-cap stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

6

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields. A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows.

”Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

VALUE LINE SELECT GROWTH FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Effective May 1, 2020, Value Line Premier Growth Fund, Inc. was re-named Value Line Select Growth Fund, Inc. to reflect the more focused number of positions being held in its portfolio. There was no change to the Fund’s investment objective, benchmark or portfolio manager. Below, Value Line Select Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2020.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 1.59% during the six months ended June 30, 2020. This compares to the -3.08% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
Were there any changes to the Fund’s investment strategy during the semi-annual period?
With the re-naming of the Fund, the strategy of investing 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects did not change but was updated so that we expect that the Fund’s portfolio will generally consist of positions in 25 to 50 companies with a large-cap bias. We consider companies with a market capitalization of greater than $10 billion to be larger companies. However, the Fund may invest in small-, mid- or large-capitalization companies, including foreign companies. For the record, this change had nothing to do with the current pandemic or market volatility.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund posted positive absolute returns that significantly outperformed the S&P 500® Index during the six-month reporting period, driven by both effective stock selection and sector allocation decisions overall.
Further, during the semi-annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value. As large-cap stocks fared substantially better than mid-cap and small-cap stocks, the Fund’s performance was muted somewhat by the average market capitalizations of its holdings being less than that of the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the financials sector. Financials was one of the weakest sectors in the S&P 500® Index during the semi-annual period, but the Fund managed a gain by completely avoiding positions in U.S. banks. Stock selection in the health care, consumer staples and real estate sectors further boosted the Fund’s relative results. Holding no stocks in two of the S&P 500® Index’s weakest sectors — energy and utilities — added value as well.
Only partially offsetting these positive contributors was stock selection in the information technology and consumer discretionary sectors, which detracted most, attributable primarily to not holding positions in those sectors’ largest contributors, namely Microsoft, Apple and Amazon.com, each of which posted a robust double-digit gain during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were Danaher, a medical equipment manufacturer; IDEXX Laboratories, another medical equipment provider, here specializing in veterinary testing applications; and ServiceNow, which provides enterprise information technology management software. Each of these stocks enjoyed robust double-digit gains during the annual period, benefiting from stronger than expected operating performance and being well-positioned amid the pandemic-dominating environment.
Which stocks detracted significantly from the Fund’s performance during the annual period?
As mentioned above, the most significant detractors from the Fund’s performance were those large-cap information technology components of the S&P 500® Index the Fund did not own, namely Microsoft and Apple, which each posted a strong double-digit gain during the annual period. However, the Fund’s strategy is to invest lower on the capitalization spectrum. It does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category. Similarly, the Fund did not own Amazon.com, the e-commerce giant and the third of the three largest companies by market capitalization in the S&P 500® Index.

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we established a new Fund position in S&P Global, which provides its clients with financial information services. In our view, the company has a solid history of delivering consistent, attractive long-term growth in both earnings and stock price.
Among the largest eliminations from the Fund’s portfolio were positions in bank HDFC Bank, electronic instruments and electromechanical device manufacturer AMETEK and rail operator Canadian National Railway. In our view, each has no longer been generating the consistent long-term growth we seek.
The Fund ended the semi-annual period with holdings in 36 stocks.
Were there any notable changes in the Fund’s weightings during the six-month period?
We shifted from a rather neutral weighting relative to the S&P 500® Index in health care to an overweight during the six-month period ended June 30, 2020. There were no other notable changes in the Fund’s sector weightings.
How was the Fund positioned relative to its benchmark index at the end of June 2020?
As of June 30, 2020, the Fund was overweighted relative to the S&P 500® Index in the industrials, information technology, materials and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer discretionary and consumer staples sectors. The Fund was rather neutrally weighted relative to the Index in the real estate sector and had no allocations to the energy, communication services or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at June 30, 2020 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Danaher Corp.	149,700	$26,471,451	6.1%
Accenture PLC	121,900	26,174,368	6.1%
MasterCard, Inc.	70,900	20,965,130	4.9%
Thermo Fisher Scientific, Inc.	57,200	20,725,848	4.8%
Roper Technologies, Inc.	49,000	19,024,740	4.4%
ANSYS, Inc.	61,600	17,970,568	4.2%
Salesforce.com, Inc.	90,400	16,934,632	3.9%
Waste Connections, Inc.	173,700	16,291,323	3.8%
Cintas Corp.	57,177	15,229,666	3.5%
Teledyne Technologies, Inc.	47,200	14,676,840	3.4%
Asset Allocation – Percentage of Net Assets

Cash & Other Assets - Net 2.2%
Common Stocks 97.8%

Sector Weightings – Percentage of Total Investment Securities*
*
Excludes short-term investments.

Value Line Select Growth Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2020

Shares		Value
COMMON STOCKS (97.8%)
CONSUMER DISCRETIONARY (3.6%)
	RETAIL (3.6%)
22,600	O’Reilly Automotive, Inc.*	$9,529,742
123,200	TJX Companies, Inc. (The)	6,228,992
		15,758,734
CONSUMER STAPLES (3.7%)
	HOUSEHOLD PRODUCTS (1.1%)
58,424	Church & Dwight Co., Inc.	4,516,175
	RETAIL (2.6%)
37,400	Costco Wholesale Corp.	11,340,054
		15,856,229
FINANCIALS (3.1%)
	COMMERCIAL SERVICES (2.6%)
34,000	S&P Global, Inc.	11,202,320
	INSURANCE (0.5%)
11,200	Aon PLC Class A	2,157,120
		13,359,440
HEALTHCARE (17.4%)
	ELECTRONICS (3.3%)
17,700	Mettler-Toledo International, Inc.*	14,258,235
	HEALTHCARE PRODUCTS (14.1%)
149,700	Danaher Corp.	26,471,451
40,400	IDEXX Laboratories, Inc.*	13,338,464
57,200	Thermo Fisher Scientific, Inc.	20,725,848
		60,535,763
		74,793,998
INDUSTRIALS (29.5%)
	AEROSPACE & DEFENSE (10.8%)
120,081	HEICO Corp.	11,966,071
31,800	Northrop Grumman Corp.	9,776,592
47,200	Teledyne Technologies, Inc.*	14,676,840
Shares		Value
COMMON STOCKS (97.8%) (continued)
	AEROSPACE & DEFENSE (10.8%) (continued)
22,400	TransDigm Group, Inc.	$9,901,920
		46,321,423
	COMMERCIAL SERVICES (4.7%)
57,177	Cintas Corp.	15,229,666
66,152	IHS Markit, Ltd.	4,994,476
		20,224,142
	ELECTRONICS (4.4%)
49,000	Roper Technologies, Inc.	19,024,740
	ENVIRONMENTAL CONTROL (5.3%)
81,800	Republic Services, Inc.	6,711,690
173,700	Waste Connections, Inc.	16,291,323
		23,003,013
	HOUSEWARES (1.4%)
93,000	Toro Co. (The)	6,169,620
	TRANSPORTATION (2.9%)
72,800	Union Pacific Corp.	12,308,296
		127,051,234
INFORMATION TECHNOLOGY (34.0%)
	COMMERCIAL SERVICES (1.8%)
53,200	Automatic Data Processing, Inc.	7,920,948
	COMPUTERS (6.1%)
121,900	Accenture PLC Class A	26,174,368
	DIVERSIFIED FINANCIAL SERVICES (4.9%)
70,900	MasterCard, Inc. Class A	20,965,130
	SOFTWARE (21.2%)
61,600	ANSYS, Inc.*	17,970,568
72,000	Cadence Design Systems, Inc.*	6,909,120
54,600	Fidelity National Information Services, Inc.	7,321,314
140,800	Fiserv, Inc.*	13,744,896
29,400	Intuit, Inc.	8,707,986
Shares		Value
COMMON STOCKS (97.8%) (continued)
	SOFTWARE (21.2%) (continued)
25,500	Jack Henry & Associates, Inc.	$4,692,765
90,400	Salesforce.com, Inc.*	16,934,632
27,000	ServiceNow, Inc.*	10,936,620
20,800	Synopsys, Inc.*	4,056,000
		91,273,901
		146,334,347
MATERIALS (4.6%)
	CHEMICALS (2.7%)
58,800	Ecolab, Inc.	11,698,260
	PACKAGING & CONTAINERS (1.9%)
120,000	Ball Corp.	8,338,800
		20,037,060
REAL ESTATE (1.9%)
	REITS (1.9%)
31,600	American Tower Corp. REIT	8,169,864
TOTAL COMMON STOCKS (Cost $220,362,415) (97.8%)		421,360,906
SHORT-TERM INVESTMENT (2.2%)
	MONEY MARKET FUND (2.2%)
9,528,980	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.116%(1)	9,528,980
TOTAL SHORT-TERM INVESTMENTS (Cost $9,528,980) (2.2%)		9,528,980
TOTAL INVESTMENT SECURITIES (100.0%) (Cost $229,891,395)		$430,889,886
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.0%)		(140,297)
NET ASSETS (100.0%)		$430,749,589

*
Non-income producing.

(1)
Rate reflects 7 day yield as of June 30, 2020.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$421,360,906	$—	$—	$421,360,906
Short-Term Investment	9,528,980	—	—	9,528,980
Total Investments in Securities	$430,889,886	$—	$—	$430,889,886

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2020.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of  -2.67% during the six months ended June 30, 2020. This compares to the -3.08% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
While the Fund posted negative absolute returns, it outperformed the S&P 500® Index on a relative basis during the six-month reporting period, driven by both effective stock selection and sector allocation decisions overall.
Further, during the semi-annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value. As large-cap stocks fared substantially better than mid-cap and small-cap stocks, the Fund’s performance was muted somewhat by the average market capitalization of its holdings being less than that of the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from having no holdings in energy, the weakest sector in the S&P 500® Index during the semi-annual period, and similarly no holdings in utilities, which also significantly lagged the S&P 500® Index. Effective stock selection in the health care, consumer discretionary and materials sectors further boosted the Fund’s relative results.
Only partially offsetting these positive contributors was weak stock selection in the information technology sector, which detracted most, attributable primarily to not holding positions in the sector’s largest contributors, namely Microsoft and Apple, each of which posted a robust double-digit gain during the semi-annual period. Weak stock selection in the financials sector also hurt, due to substantial share price losses by two insurance industry holdings. Having an overweight to the weakly performing industrials sector also dampened the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were software company Cadence Design Systems, specialty finance company Jack Henry & Associates and swimming pool supplies and equipment wholesale distributor Pool. Shares of each of these companies enjoyed robust double-digit percentage gains during the semi-annual period, as each of these companies’ operating results held up well amid the pandemic-dominating environment.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the Fund was hurt most by not owning information technology software giant Microsoft and e-commerce behemoth Amazon.com, which each posted a robust double-digit gain during the semi-annual period. However, the Fund implements a focused strategy that invests primarily in mid-sized companies. Also, the Fund’s holdings of American Financial Group and Arch Capital Group detracted from the Fund’s results. These insurance companies each experienced a double-digit share price decline during the semi-annual period, especially hurt by the pandemic, as the spread of COVID-19 resulted in both higher claims and weaker investment portfolio performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
This focused Fund ended the semi-annual period with 32 holdings in its portfolio as compared to 36 at the start of the calendar year. No new positions were added during the semi-annual period. We eliminated the Fund’s positions in electronic instruments and electromechanical device manufacturer AMETEK, electrical equipment manufacturer Amphenol, veterinary testing applications-focused medical equipment provider IDEXX Laboratories and food and animal safety-focused diagnostic products developer Neogen. We believe these companies were no longer generating the degree of consistent long-term growth we seek.

Were there any notable changes in the Fund’s weightings during the six-month period?
We shifted from having an underweighted exposure to real estate at the start of the semi-annual period to having a rather neutral position relative to the S&P 500® Index. There were no other notable changes in the Fund’s weightings during the six-month period ended June 30, 2020.
How was the Fund positioned relative to its benchmark index at the end of June 2020?
As of June 30, 2020, the Fund was overweighted relative to the S&P 500® Index in the industrials, information technology and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer discretionary and health care sectors and was rather neutrally weighted relative to the Index in the consumer staples and real estate sectors on the same date. On June 30, 2020, the Fund held no positions at all in the energy, communication services or utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at June 30, 2020 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
ANSYS, Inc.	82,900	$24,184,417	5.9%
Jack Henry & Associates, Inc.	125,308	23,060,431	5.7%
Teledyne Technologies, Inc.	71,500	22,232,925	5.4%
HEICO Corp.	187,683	18,702,611	4.6%
Pool Corp.	62,700	17,046,249	4.2%
Fair Isaac Corp.	40,700	17,014,228	4.2%
Chemed Corp.	37,700	17,005,339	4.2%
Church & Dwight Co., Inc.	218,600	16,897,780	4.1%
Mettler-Toledo International, Inc.	20,800	16,755,440	4.1%
Tyler Technologies, Inc.	45,300	15,713,664	3.9%
Asset Allocation – Percentage of Net Assets

Cash & Other
Assets - Net 3.4%
Common
Stocks 96.6%

Sector Weightings – Percentage of Total Investment Securities*
*
Excludes short-term investments.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (96.6%)
CONSUMER DISCRETIONARY (6.5%)
	DISTRIBUTION & WHOLESALE (4.2%)
62,700	Pool Corp.	$17,046,249
	ENTERTAINMENT (2.3%)
72,195	Churchill Downs, Inc.	9,612,764
		26,659,013
CONSUMER STAPLES (6.0%)
	FOOD (1.9%)
59,800	J&J Snack Foods Corp.	7,602,374
	HOUSEHOLD PRODUCTS (4.1%)
218,600	Church & Dwight Co., Inc.	16,897,780
		24,500,154
FINANCIALS (8.3%)
	INSURANCE (8.3%)
154,992	American Financial Group, Inc.	9,835,792
409,400	Arch Capital Group, Ltd.*	11,729,310
214,192	Berkley (W.R.) Corp.	12,271,060
		33,836,162
HEALTHCARE (9.5%)
	ELECTRONICS (4.1%)
20,800	Mettler-Toledo International, Inc.*	16,755,440
	HEALTHCARE PRODUCTS (1.2%)
17,200	Cooper Cos., Inc. (The)	4,878,608
	HEALTHCARE SERVICES (4.2%)
37,700	Chemed Corp.	17,005,339
		38,639,387
INDUSTRIALS (28.3%)
	AEROSPACE & DEFENSE (13.1%)
187,683	HEICO Corp.	18,702,611
71,500	Teledyne Technologies, Inc.*	22,232,925
28,400	TransDigm Group, Inc.	12,554,220
		53,489,756
	BUILDING MATERIALS (3.5%)
61,800	Lennox International, Inc.(1)	14,398,782
	COMMERCIAL SERVICES (2.2%)
206,700	Rollins, Inc.(1)	8,762,013
Shares		Value
COMMON STOCKS (96.6%) (continued)
INDUSTRIALS (28.3%) (continued)
	ELECTRONICS (2.0%)
21,400	Roper Technologies, Inc.	$8,308,764
	ENGINEERING & CONSTRUCTION (2.3%)
114,600	Exponent, Inc.	9,274,578
	ENVIRONMENTAL CONTROL (2.7%)
115,750	Waste Connections, Inc.	10,856,193
	HOUSEWARES (0.9%)
55,300	Toro Co. (The)	3,668,602
	MISCELLANEOUS MANUFACTURERS (1.6%)
53,800	Carlisle Companies, Inc.	6,438,246
		115,196,934
INFORMATION TECHNOLOGY (29.4%)
	COMMERCIAL SERVICES (2.2%)
72,800	Gartner, Inc.*	8,832,824
	COMPUTERS (2.0%)
126,700	CGI, Inc.*(1)	7,982,100
	SOFTWARE (25.2%)
82,900	ANSYS, Inc.*	24,184,417
163,200	Cadence Design Systems, Inc.*	15,660,672
40,700	Fair Isaac Corp.*	17,014,228
35,800	Fiserv, Inc.*	3,494,796
125,308	Jack Henry & Associates, Inc.	23,060,431
88,700	Open Text Corp.(1)	3,767,976
45,300	Tyler Technologies, Inc.*	15,713,664
		102,896,184
		119,711,108
MATERIALS (5.8%)
	MISCELLANEOUS MANUFACTURERS (2.8%)
100,700	AptarGroup, Inc.	11,276,386
	PACKAGING & CONTAINERS (3.0%)
179,800	Ball Corp.	12,494,302
		23,770,688
REAL ESTATE (2.8%)
	REITS (2.8%)
183,300	Equity Lifestyle Properties, Inc. REIT	11,452,584
TOTAL COMMON STOCKS (Cost $306,221,242) (96.6%)		393,766,030
Shares		Value
SHORT-TERM INVESTMENTS (4.4%)
	MONEY MARKET FUNDS (4.4%)
13,385,509	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.116%(2)	$13,385,509
4,591,600	State Street Navigator Securities Lending Government Money Market Portfolio(3)	4,591,600
		17,977,109
TOTAL SHORT-TERM INVESTMENTS (Cost $17,977,109) (4.4%)		17,977,109

TOTAL INVESTMENT SECURITIES (101.0%) (Cost $324,198,351)		$411,743,139
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-1.0%)		(4,277,447)
NET ASSETS (100.0%)		$407,465,692

*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2020, the market value of the securities on loan was $10,313,179.

(2)
Rate reflects 7 day yield as of June 30, 2020.

(3)
Securities with an aggregate market value of  $10,313,179 were out on loan in exchange for collateral including $4,591,600 of cash collateral as of June 30, 2020. The cash collateral was invested in a reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$393,766,030	$—	$—	$393,766,030
Short-Term Investments	17,977,109	—	—	17,977,109
Total Investments in Securities	$411,743,139	$—	$—	$411,743,139

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE CAPITAL APPRECIATION FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek capital appreciation and income consistent with its asset allocation.
Manager Discussion of Fund Performance
Below, Value Line Capital Appreciation Fund, Inc. portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2020.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 10.15% during the six months ended June 30, 2020. This compares to the 0.98% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed its blended benchmark, driven primarily by favorable security selection and sector allocation decisions within the equities asset class. Further, it proved to be a good time for our style of equity investing, as large-cap growth stocks, where the equity portion of the Fund is focused, was the strongest segment of the U.S. equity markets, outpacing both smaller-cap and more value-oriented stocks by a wide margin. Only partially offsetting these positive contributors was the fixed income portion of the Fund, which posted positive absolute returns but underperformed the 6.14% return of the Bloomberg Barclays Index on a relative basis during the semi-annual period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from favorable stock selection in the information technology, communication services and consumer discretionary sectors. Having an underweight allocation to financials, which was the second-weakest sector in the S&P 500® Index during the semi-annual period, and an overweight allocation to information technology, which was the strongest performing sector in the S&P 500® Index during the semi-annual period, also contributed positively.
The only sector that detracted from the equity portion of the Fund’s relative results during the semi-annual period was health care. While the equity portion of the Fund was prudently overweight the sector, which posted modestly negative absolute returns but outperformed the S&P 500® Index during the semi-annual period, stock selection within health care was weak.
What were some of the Fund’s best-performing individual stocks?
Contributing most to the equity portion of the Fund’s relative results were positions in medical device company DexCom, biopharmaceutical company Biohaven Pharmaceutical and cyber security software provider CrowdStrike Holdings.
DexCom’s shares soared during the semi-annual period, reflecting continued market adoption of the company’s glucose monitoring devices, as evidenced by ongoing demand, market penetration and strategic partnerships in both the U.S. and international markets. In our view, the company’s execution has been strong and its long-term growth opportunities remained attractive at the end of June 2020. Biohaven Pharmaceutical’s shares experienced a double-digit share price gain during the semi-annual period primarily based on the early success of its launch of Nurtec for the treatment of acute migraines. Shares of CrowdStrike Holdings more than doubled in price during the semi-annual period. The company showed strong execution and competitive technology in the software security market. By the end of the semi-annual period, we had opportunistically trimmed the equity portion of the Fund’s positions in each of these three companies.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the equity portion of the Fund’s performance were biopharmaceutical companies Amarin and Intercept Pharmaceuticals and software behemoth Microsoft.
Amarin experienced a double-digit share price decline during the semi-annual period, reflecting an adverse patent ruling for its cardiovascular drug, Vascepa, at the end of March 2020. The company has appealed this ruling and could hear back by year-end regarding a possible reversal. In our view, this ruling does not impact Vascepa’s growth prospects and patents outside the U.S. Shares of Intercept Pharmaceuticals ended the semi-annual period with a double-digit price decline as well. At the end of June 2020, the company reported disappointing news of having received a complete response letter from the U.S. Food & Drug Administration (“FDA”) regarding its application of obeticholic acid for use in the treatment of non-alcoholic steatohepatitis, a liver-related disease. The company stated its plans to meet with the FDA as soon as possible and then to re-submit whatever additional data is needed to the FDA to garner approval. Microsoft’s shares enjoyed a double-digit gain during the semi-annual

VALUE LINE CAPITAL APPRECIATION FUND, INC. (continued)

period, but the Fund had first initiated a position in the company in early March 2020 and then held an underweighted position relative to the S&P 500® Index in this strongly-performing stock. We maintained the equity portion of the Fund’s position in Amarin, trimmed its position in Intercept Pharmaceuticals and opportunistically added to its position in Microsoft during the semi-annual period.
Did the equity portion of the Fund make any significant purchases or sales?
In addition to the purchase of Microsoft, already mentioned, we initiated a position in cloud-based commerce platform provider Shopify based on our view of its growth prospects and execution track record. We believe Shopify’s cloud-based and mobile-centric platform is well positioned to capitalize on e-commerce trends across small businesses and enterprises. We also see its competitive platform as supported by innovative growth initiatives and an effective partner ecosystem. We established a position in the equity portion of the Fund in Workday on a sharp pullback in its share price. Workday is a software-as-a-service provider of human and financial management solutions. We believe the company is gaining market share and expanding its market, putting it in a position to become a leader in the back-office suite. We further believe the company has the potential to deliver strong sales and earnings per share growth going forward.
Conversely, we eliminated the equity portion of the Fund’s position in entertainment content developer and distributor Lions Gate Entertainment. This sale was prompted by what we saw as slowing growth prospects and concerns around increased competition. Within the communication services sector, we sold the equity portion of the Fund’s position in Comcast, reflecting our view of both its declining growth during the semi-annual period and its rather limited new growth opportunities ahead.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the semi-annual period, the equity portion of the Fund’s allocation to the information technology, financials and industrials sectors increased and its positions in the health care and communication services decreased relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2020?
As of June 30, 2020, the Fund was overweight relative to the S&P 500® Index in the health care, information technology, consumer discretionary and communication services sectors. The Fund was underweight relative to the S&P 500® Index in the financials, industrials, consumer staples and real estate sectors on the same date. The Fund was rather neutrally weighted to the energy sector relative to the S&P 500® Index and had no exposure to the utilities and materials sectors at the end of June 2020.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
Duration and yield curve positioning in the fixed income portion of the Fund had a rather neutral effect on its performance, as the fixed income portion of the Fund generally held both a duration stance and yield curve position rather neutral to that of the Bloomberg Barclays Index during the semi-annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
Similar to the “risk off”* trends seen in the U.S. equity market, the fixed income portion of the Fund was hurt most during the semi-annual period by its significantly overweighted allocations relative to the Bloomberg Barclays Index in investment grade corporate bonds and commercial mortgage-backed securities and its corresponding underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. Having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, also detracted. Security selection within the investment grade corporate bond sector further dampened the Fund’s relative results.
Conversely, individual issue selection among U.S. Treasuries helped the fixed income portion of the Fund’s performance most, as it held proportionately more longer-duration bonds than the Bloomberg Barclays Index, and long-dated U.S. Treasuries had the best performance in the Bloomberg Barclays Index during the semi-annual period. Select long-dated investment grade corporate bonds also helped. Additionally, a modest overweight to and issue selection among taxable municipal bonds contributed positively, as the Fund’s holdings were of longer maturity and higher quality than those in the Bloomberg Barclays Index, segments favored by investors during the semi-annual period.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
As it became clear how far-reaching the negative effects of COVID-19 would be on economic growth, we significantly reduced the fixed income portion of the Fund’s overweight to investment grade corporate bonds relative to the Bloomberg Barclays Index. Within the sector, we reduced positions in the energy and leisure industries, which we believed were most at risk from the fallout from the slowing economy. We added positions in the technology industry that we viewed as somewhat insulated from the pandemic-dominating environment. We reduced exposure to high yield corporate bonds, maintaining only a modest position by the end of the semi-annual period.

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2020?
At the end of June 2020, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The fixed income portion of the Fund’s exposure to the securitized sector overall was close to that of the Bloomberg Barclays Index, but within the sector, the fixed income portion of the Fund was underweight highly-rated mortgage-backed securities and was overweight more “risk-on” commercial mortgage-backed securities. The fixed income portion of the Fund also remained overweight high quality asset-backed securities. The fixed income portion of the Fund maintained only a residual exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At June 30, 2020, the Fund had a weighting of approximately 84.4% in stocks, 11.0% in fixed income securities and 4.6% in cash equivalents. This compared similarly to approximately 84% in stocks, 12.5% in fixed income securities and 3.5% in cash equivalents at the start of the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
At the end of June 2020, the magnitude of uncertainty for what lies ahead was great, but with negative economic growth likely in the U.S. and globally for 2020 overall, it is unlikely, in our view, that most companies in the S&P 500® Index will be able to generate any notable sales or earnings growth this calendar year. According to FactSet, as of June 30, 2020, consensus expectations were for the S&P 500® Index’s sales and earnings per share to decline year-over-year by 4% and 22%, respectively, for the calendar year. Despite the declines, calendar year 2021 looked brighter for companies in the S&P 500® Index. According to FactSet, sales and earnings per share growth were expected to be up 9% and 28%, respectively, for S&P 500® Index companies overall in 2021.
As we move past the mid-point of 2020, we intend to closely monitor vaccine developments and therapeutic advances for the treatment of COVID-19, as this will likely be one of the most important factors in determining how quickly the U.S. and global economies will recover. Any unexpected delays or failures in this development timeline, or conversely any faster development timelines, may well impact both stock prices and the pace of economic growth in the months ahead. Importantly, U.S. Federal Reserve Chair Jerome Powell has endorsed keeping interest rates near zero until the U.S. economy recovers from the COVID-19 pandemic, a stance we view as positive for the U.S. equity markets.
At the end of the semi-annual period, we believed there were still many stocks that offer attractive dividend income and capital appreciation potential in the equity portion of the Fund’s portfolio, which primarily owns large-cap growth companies. The Fund generally owns companies that tend to have market-leading positions, compete in industries with high barriers to entry and often have secular growth drivers due to their in-demand products and services. We intend to continue to seek companies for the equity portion of the Fund that are positioned to grow both their sales and earnings at a pace above the market and their peers. Despite the disruptive and uncertain environment caused by the pandemic, we believe the majority of companies in the equity portion of the Fund’s portfolio have weathered the storm well to date. Some, such as Amazon.com, appear to be emerging even stronger, as their businesses have seen greater demand due to stay-at-home orders and remote working conditions. As they have thus far, we believe large-cap, growth-oriented companies are likely to remain attractive and relatively resilient. Importantly, we take a long-term view and intend to seek to opportunistically trim and/or add to the equity portion of the Fund’s holdings during periods of market volatility.
We also intend to closely monitor the pace of U.S. and global economic growth, the job market, any further monetary and/or fiscal stimulus provided and the upcoming U.S. presidential election, as these factors are likely, in our view, to affect the Fund’s equity and fixed income holdings. At the end of the semi-annual period, we remained comfortable with the Fund’s underweighted allocation to fixed income, as we continued to see better return potential in equities, especially with interest rates near zero and a potential economic recovery in 2021.

*
“Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at June 30, 2020 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	7,400	$20,415,268	4.2%
Exelixis, Inc.	710,000	16,855,400	3.5%
Biohaven Pharmaceutical Holding Co., Ltd.	221,000	16,157,310	3.3%
Facebook, Inc.	58,000	13,170,060	2.7%
Apple, Inc.	33,000	12,038,400	2.5%
Alphabet, Inc.	8,400	11,911,620	2.4%
BioMarin Pharmaceutical, Inc.	88,000	10,853,920	2.2%
Splunk, Inc.	50,000	9,935,000	2.0%
PayPal Holdings, Inc.	55,000	9,582,650	2.0%
Exact Sciences Corp.	110,000	9,563,400	2.0%
Asset Allocation – Percentage of Net Assets

Common Stock Sectors –
Percentage of Common Stocks

Information Technology
34.0%
Healthcare
25.4%
Consumer Discretionary
14.8%
Communication Services
13.9%
Financials
4.2%
Industrials
2.7%
Energy
2.2%
Consumer Staples
1.8%
Real Estate
1.0%

Bonds & Notes Sectors –
Percentage of All Bonds & Notes

Commercial Mortgage-Backed Securities 28.1%
Government 26.4%
Financial 14.7%
Consumer, Non-cyclical 6.6%
Asset-Backed Securities 5.7%
Communications 4.6%
Utilities 3.2%
Industrial 3.0%
Energy 2.9%
Technology 2.9%
Consumer, Cyclical 1.2%
Basic Materials 0.7%

*
Excludes short-term investments.

Value Line Capital Appreciation Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2020

Shares		Value
COMMON STOCKS (84.4%)
COMMUNICATION SERVICES (11.7%)
	INTERNET (9.1%)
8,400	Alphabet, Inc. Class A*	$11,911,620
58,000	Facebook, Inc. Class A*	13,170,060
20,000	Netflix, Inc.*	9,100,800
80,000	Tencent Holdings, Ltd. ADR	5,120,000
170,000	Twitter, Inc.*	5,064,300
		44,366,780
	MEDIA (0.8%)
37,000	Walt Disney Co. (The)	4,125,870
	SOFTWARE (1.8%)
113,000	Activision Blizzard, Inc.	8,576,700
		57,069,350
CONSUMER DISCRETIONARY (12.5%)
	ENTERTAINMENT (0.7%)
18,000	Vail Resorts, Inc.	3,278,700
	HOME BUILDERS (1.0%)
78,000	Lennar Corp. Class A	4,806,360
	INTERNET (6.7%)
23,000	Alibaba Group Holding, Ltd. ADR*	4,961,100
7,400	Amazon.com, Inc.*	20,415,268
105,000	GrubHub, Inc.*(1)	7,381,500
		32,757,868
	LODGING (1.0%)
66,000	Hilton Worldwide Holdings, Inc.	4,847,700
	RETAIL (3.1%)
15,000	Home Depot, Inc.	3,757,650
69,000	Starbucks Corp.	5,077,710
63,000	TJX Companies, Inc. (The)	3,185,280
16,000	Ulta Beauty, Inc.*	3,254,720
		15,275,360
		60,965,988
CONSUMER STAPLES (1.5%)
	BEVERAGES (1.0%)
29,000	Constellation Brands, Inc. Class A	5,073,550
	COSMETICS/PERSONAL CARE (0.5%)
13,000	Estee Lauder Companies, Inc. (The) Class A	2,452,840
		7,526,390
Shares		Value
COMMON STOCKS (84.4%) (continued)
ENERGY (1.8%)
	OIL & GAS (1.8%)
100,000	Diamondback Energy, Inc.	$4,182,000
48,000	Pioneer Natural Resources Co.	4,689,600
		8,871,600
FINANCIALS (3.5%)
	BANKS (2.6%)
320,000	Bank of America Corp.	7,600,000
53,000	JPMorgan Chase & Co.	4,985,180
		12,585,180
	DIVERSIFIED FINANCIAL SERVICES (0.9%)
80,000	Blackstone Group, Inc. (The) Class A	4,532,800
		17,117,980
HEALTHCARE (21.5%)
	BIOTECHNOLOGY (16.9%)
80,000	Alexion Pharmaceuticals, Inc.*	8,979,200
1,275,000	Amarin Corp. PLC ADR*(1)	8,823,000
221,000	Biohaven Pharmaceutical Holding Co., Ltd.*(1)	16,157,310
88,000	BioMarin Pharmaceutical, Inc.*	10,853,920
110,000	Exact Sciences Corp.*(1)	9,563,400
710,000	Exelixis, Inc.*	16,855,400
86,000	Intercept Pharmaceuticals, Inc.*(1)	4,120,260
24,500	Vertex Pharmaceuticals, Inc.*	7,112,595
		82,465,085
	HEALTHCARE PRODUCTS (0.9%)
59,000	Edwards Lifesciences Corp.*	4,077,490
	PHARMACEUTICALS (3.7%)
110,000	Bristol-Myers Squibb Co.	6,468,000
19,000	DexCom, Inc.*	7,702,600
29,000	Zoetis, Inc.	3,974,160
		18,144,760
		104,687,335
Shares		Value
COMMON STOCKS (84.4%) (continued)
INDUSTRIALS (2.3%)
	AIRLINES (1.4%)
240,000	Delta Air Lines, Inc.	$6,732,000
	INTERNET (0.9%)
135,000	Lyft, Inc. Class A*(1)	4,456,350
		11,188,350
INFORMATION TECHNOLOGY (28.7%)
	COMMERCIAL SERVICES (2.0%)
55,000	PayPal Holdings, Inc.*	9,582,650
	COMPUTERS (3.9%)
33,000	Apple, Inc.	12,038,400
70,000	Crowdstrike Holdings, Inc. Class A*	7,020,300
		19,058,700
	DIVERSIFIED FINANCIALS (1.5%)
39,000	Visa, Inc. Class A	7,533,630
	INTERNET (2.9%)
8,000	Shopify, Inc. Class A*	7,593,600
75,000	Zendesk, Inc.*	6,639,750
		14,233,350
	SEMICONDUCTORS (6.6%)
13,000	Broadcom, Inc.	4,102,930
155,000	Micron Technology, Inc.*	7,985,600
18,500	NVIDIA Corp.	7,028,335
60,000	NXP Semiconductors N.V.	6,842,400
70,000	QUALCOMM, Inc.	6,384,700
		32,343,965
	SOFTWARE (11.8%)
14,000	Adobe, Inc.*	6,094,340
32,000	Microsoft Corp.	6,512,320
31,000	Salesforce.com, Inc.*	5,807,230
23,000	ServiceNow, Inc.*	9,316,380
210,000	Slack Technologies, Inc. Class A*(1)	6,528,900
50,000	Splunk, Inc.*	9,935,000
31,000	Twilio, Inc. Class A*(1)	6,802,020
34,000	Workday, Inc. Class A*	6,370,240
		57,366,430
		140,118,725
REAL ESTATE (0.9%)
	REITS (0.9%)
16,000	American Tower Corp. REIT	4,136,640
TOTAL COMMON STOCKS (Cost $302,589,269) (84.4%)		411,682,358

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
ASSET-BACKED SECURITIES (0.6%)
$162,470	Ally Auto Receivables Trust, Series 2018-2, Class A3, 2.92%, 11/15/22	$164,541
150,000	BMW Vehicle Lease Trust, Series 2019-1, Class A4, 2.92%, 8/22/22	153,077
208,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	215,833
255,000	Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.49%, 1/20/23	258,045
150,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	152,160
16,063	Ford Credit Auto Owner Trust, Series 2018-B, Class A2A, 2.96%, 9/15/21	16,084
750,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-2, Class A1, 2.16%, 9/15/22	751,920
200,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(2)	200,080
339,246	Honda Auto Receivables Owner Trust, Series 2018-1I, Class A3, 2.60%, 2/15/22	342,185
250,000	Honda Auto Receivables Owner Trust, Series 2017-2, Class A4, 1.87%, 9/15/23	251,298
425,000	Hyundai Auto Receivables Trust, Series 2017-B, Class A4, 1.96%, 2/15/23	429,581
88,766	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.74%, 8/16/21	88,878
TOTAL ASSET-BACKED SECURITIES (Cost $2,977,907) (0.6%)		3,023,682
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.2%)
$250,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	$289,452
305,659	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	316,452
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	107,027
87,119	FHLMC Multifamily Structured Pass-Through Certificates, Series K715, Class A2, 2.86%, 1/25/21	87,895
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	106,346
243,046	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	259,448
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	271,093
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K043, Class A2, 3.06%, 12/25/24	109,903
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K731, Class A2, 3.60%, 2/25/25(3)	110,369
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.2%) (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	$273,246
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	114,679
255,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	289,979
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	171,348
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	292,956
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(3)	297,484
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	118,510
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(2)(3)	259,433
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	255,285
166,162	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	168,286

See Notes to Financial Statements.

June 30, 2020

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.2%) (continued)
$150,000	GNMA, Series 2013-12, Class B, 2.10%, 11/16/52(3)	$153,513
189,668	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	192,731
195,103	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	205,108
200,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	225,288
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	257,211
385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	398,623
35,499	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	35,483
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	217,831
128,039	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	128,982
150,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	167,684
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.2%) (continued)
$196,297	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	$199,874
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,821,027) (1.2%)		6,081,519
CORPORATE BONDS & NOTES (4.4%)
BASIC MATERIALS (0.1%)
	CHEMICALS (0.1%)
175,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	185,732
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	216,808
		402,540
COMMUNICATIONS (0.5%)
	INTERNET (0.2%)
255,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	349,277
200,000	Baidu, Inc., Senior Unsecured Notes, 4.38%, 5/14/24	217,802
175,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	187,122
		754,201
	MEDIA (0.1%)
175,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	200,565
250,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	286,487
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	172,597
		659,649
	TELECOMMUNICATIONS (0.2%)
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 2/15/27	225,254
Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
	TELECOMMUNICATIONS (0.2%) (continued)
$200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	$230,799
150,000	Rogers Communications, Inc., Guaranteed Notes, 4.50%, 3/15/43	178,166
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	311,413
100,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(1)	119,078
		1,064,710
		2,478,560
CONSUMER, CYCLICAL (0.1%)
	AUTO PARTS & EQUIPMENT (0.0%)
175,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24(1)	176,313
	HOME BUILDERS (0.0%)
100,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24	104,445
	HOME FURNISHINGS (0.1%)
200,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29(1)	235,983
	RETAIL (0.0%)
100,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32	101,326
		618,067
CONSUMER, NON-CYCLICAL (0.8%)
	BEVERAGES (0.2%)
150,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(1)	187,955
150,000	Coca-Cola Femsa S.A.B. de C.V., Guaranteed Notes, 2.75%, 1/22/30	158,673
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	196,768

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
CONSUMER, NON-CYCLICAL (0.8%) (continued)
	BEVERAGES (0.2%) (continued)
$125,000	Keurig Dr. Pepper, Inc., Guaranteed Notes, 3.20%, 5/1/30	$139,060
100,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49	108,273
		790,729
	BIOTECHNOLOGY (0.1%)
150,000	Biogen, Inc., Senior Unsecured Notes, 2.25%, 5/1/30	151,224
125,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22	132,164
		283,388
	COMMERCIAL SERVICES (0.0%)
150,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	175,560
	HEALTHCARE PRODUCTS (0.1%)
235,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	273,417
100,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	113,552
		386,969
	HEALTHCARE SERVICES (0.2%)
150,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	164,700
125,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	133,906
200,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	226,761
125,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 2.80%, 6/30/31	131,137
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	196,780
		853,284
	HOUSEHOLD PRODUCTS (0.0%)
100,000	Clorox Co. (The), Senior Unsecured Notes, 1.80%, 5/15/30	100,902
Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
	PHARMACEUTICALS (0.2%)
$125,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26(2)	$135,956
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.36%, 6/6/24	161,891
100,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 5.25%, 8/15/43(2)	147,151
150,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39(1)	181,281
100,000	Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	100,736
200,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	233,436
		960,451
		3,551,283
ENERGY (0.3%)
	OIL & GAS (0.2%)
100,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23(1)	95,720
150,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	172,596
100,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	89,500
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22(1)	212,028
150,000	Total Capital International SA, Guaranteed Notes, 3.46%, 2/19/29	169,580
175,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	232,719
		972,143
	PIPELINES (0.1%)
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42(1)	230,588
Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
	PIPELINES (0.1%) (continued)
$200,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	$226,662
125,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	130,636
		587,886
		1,560,029
FINANCIAL (1.6%)
	BANKS (0.9%)
150,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	162,883
100,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	100,735
150,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26	168,847
200,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26(1)	218,738
250,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.25%, 1/28/25	260,851
175,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	232,152
150,000	Citigroup, Inc., Senior Unsecured Notes, 3-month LIBOR + 0.90%, 3.35%, 4/24/25(3)	162,072
150,000	Cooperatieve Rabobank UA MTN, Senior Unsecured Notes, 3.38%, 5/21/25	167,316
100,000	Credit Suisse AG, Senior Unsecured Notes, 2.95%, 4/9/25	108,577
100,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	109,131
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	145,586

See Notes to Financial Statements.

June 30, 2020

Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
FINANCIAL (1.6%) (continued)
	BANKS (0.9%) (continued)
$100,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	$105,886
200,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	219,140
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	254,560
250,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	271,866
250,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	276,444
150,000	Northern Trust Corp., Senior Unsecured Notes, 3.15%, 5/3/29(1)	170,768
200,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	208,629
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	259,325
250,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	256,348
150,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	166,984
250,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22	261,853
		4,288,691
	DIVERSIFIED FINANCIAL SERVICES (0.1%)
125,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26	138,540
175,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30	188,779
200,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	218,711
Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
	DIVERSIFIED FINANCIAL SERVICES (0.1%) (continued)
$200,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24(1)	$212,440
		758,470
	INSURANCE (0.3%)
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	269,838
150,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29(1)	171,745
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(1)	259,414
150,000	Chubb INA Holdings, Inc., Guaranteed Notes, 3.35%, 5/3/26	170,949
100,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	108,713
175,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	191,815
150,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29(1)	170,661
175,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(1)(3)	196,132
		1,539,267
	REITS (0.3%)
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	120,997
100,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	111,536
250,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	279,397
150,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	172,214
Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
	REITS (0.3%) (continued)
$125,000	Essex Portfolio L.P., Guaranteed Notes, 4.00%, 3/1/29(1)	$145,306
100,000	Ventas Realty L.P., Guaranteed Notes, 4.40%, 1/15/29	109,036
100,000	Essex Portfolio L.P., Guaranteed Notes, 3.00%, 1/15/30	109,002
125,000	Sabra Health Care L.P., Guaranteed Notes, 3.90%, 10/15/29	113,625
125,000	Prologis L.P., Senior Unsecured Notes, 2.25%, 4/15/30	131,624
		1,292,737
		7,879,165
INDUSTRIAL (0.3%)
	AEROSPACE & DEFENSE (0.1%)
200,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	236,579
175,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28(1)	206,129
		442,708
	BUILDING MATERIALS (0.0%)
100,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	108,943
	MISCELLANEOUS MANUFACTURERS (0.1%)
100,000	3M Co., Senior Unsecured Notes, 2.38%, 8/26/29	108,075
200,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 3.80%, 3/21/29	226,328
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	266,011
		600,414
	PACKAGING & CONTAINERS (0.1%)
150,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	163,630
150,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	166,373
		330,003

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
INDUSTRIAL (0.3%) (continued)
	TRANSPORTATION (0.0%)
$100,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49(1)	$109,974
		1,592,042
TECHNOLOGY (0.3%)
	COMPUTERS (0.0%)
100,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27	104,841
100,000	International Business Machines Corp., Senior Unsecured Notes, 1.70%, 5/15/27	102,130
		206,971
	SEMICONDUCTORS (0.1%)
225,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	265,531
125,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30	128,683
		394,214
	SOFTWARE (0.2%)
150,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	161,999
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	139,255
150,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	179,083
125,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	140,515
100,000	Intuit, Inc., Senior Unsecured Notes, 1.65%, 7/15/30	99,700
100,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	101,750
100,000	Oracle Corp., Senior Unsecured Notes, 2.95%, 4/1/30(1)	111,364
		933,666
		1,534,851
Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
UTILITIES (0.4%)
	ELECTRIC (0.4%)
$100,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 4.25%, 11/1/28(1)	$116,273
125,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	154,310
200,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	230,512
150,000	DTE Electric Co., 3.95%, 3/1/49	182,509
125,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	141,579
250,000	Florida Power & Light Co., 4.05%, 6/1/42	308,838
150,000	Georgia Power Co., Series B, Senior Unsecured Notes, 2.65%, 9/15/29	157,016
175,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	191,683
125,000	Northern States Power Co., 2.90%, 3/1/50	135,611
		1,618,331
	GAS (0.0%)
100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	105,901
		1,724,232
TOTAL CORPORATE BONDS & NOTES (Cost $19,549,937) (4.4%)		21,340,769
FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	212,812
150,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	157,009
225,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	241,875
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.1%) (continued)
$150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24(1)	$163,125
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $729,669) (0.1%)		774,821
LONG-TERM MUNICIPAL SECURITIES (0.4%)
	CALIFORNIA (0.1%)
150,000	City of Pasadena CA, Refunding Revenue Bonds, Ser. B, 2.77%, 5/1/34	151,566
80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	84,046
100,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	109,105
50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	66,719
		411,436
	NEW YORK (0.2%)
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	108,459
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	210,368
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	268,885

See Notes to Financial Statements.

June 30, 2020

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.4%) (continued)
	NEW YORK (0.2%) (continued)
$135,000	New York Municipal Bond Bank Agency Revenue, Revenue Bonds, Build America Bonds, Ser. D2, 6.64%, 4/1/25	$156,044
		743,756
	PENNSYLVANIA (0.0%)
100,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 3.29%, 12/1/36	104,740
	TEXAS (0.1%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,908
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	294,977
		571,885
	VIRGINIA (0.0%)
100,000	Hampton Roads Sanitation District, Refunding Revenue Bonds, Ser. A, 2.11%, 2/1/29	102,332
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,805,466) (0.4%)		1,934,149
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.0%)
250,000	FHLB, 3.00%, 10/12/21	259,000
230,000	FHLB, 3.25%, 3/8/24	253,865
143,924	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	149,163
55,655	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	62,331
61,569	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	67,596
81,094	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	85,398
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.0%) (continued)
$109,306	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	$119,796
193,628	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	207,558
35,414	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	37,955
174,327	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	183,169
73,424	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	79,425
56,844	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	61,554
61,368	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	66,517
292,436	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	311,048
66,731	FHLMC Pool #ZT1594, 4.00%, 1/1/49	70,638
250,000	FNMA, 2.38%, 1/19/23(1)	264,106
110,216	FNMA Pool #254954, 4.50%, 10/1/23	118,189
92,732	FNMA Pool #745275, 5.00%, 2/1/36	106,451
98,466	FNMA Pool #844809, 5.00%, 11/1/35	113,150
52,995	FNMA Pool #AA0466, 4.50%, 2/1/39	58,903
148,592	FNMA Pool #AB1796, 3.50%, 11/1/40	160,763
56,866	FNMA Pool #AB3218, 3.50%, 7/1/31	59,799
156,866	FNMA Pool #AB3900, 3.00%, 11/1/26	165,106
68,378	FNMA Pool #AC5822, 4.50%, 5/1/40	75,703
96,630	FNMA Pool #AD7128, 4.50%, 7/1/40	107,464
62,820	FNMA Pool #AD8529, 4.50%, 8/1/40	69,865
531	FNMA Pool #AH3226, 5.00%, 2/1/41	610
98,132	FNMA Pool #AH4493, 4.50%, 2/1/41	109,217
71,693	FNMA Pool #AI1019, 4.50%, 5/1/41	79,803
228,324	FNMA Pool #AL0657, 5.00%, 8/1/41	262,295
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.0%) (continued)
$226,791	FNMA Pool #AQ1853, 3.00%, 11/1/42	$243,029
92,105	FNMA Pool #AS0560, 4.50%, 9/1/43	101,675
53,723	FNMA Pool #AS1529, 3.00%, 1/1/29	56,551
39,387	FNMA Pool #AS3789, 4.50%, 11/1/44	43,059
68,933	FNMA Pool #AS4503, 3.00%, 2/1/30	72,561
126,882	FNMA Pool #AS4928, 3.50%, 5/1/45	135,628
55,649	FNMA Pool #AS6205, 3.50%, 11/1/45	59,317
175,834	FNMA Pool #AS7188, 4.00%, 5/1/46	190,163
251,220	FNMA Pool #AS9459, 4.50%, 4/1/47	272,340
34,129	FNMA Pool #AT8849, 4.00%, 6/1/43	37,483
99,533	FNMA Pool #AU1847, 3.00%, 9/1/43	106,625
99,680	FNMA Pool #AU3621, 3.00%, 7/1/43	106,824
216,113	FNMA Pool #AU5409, 3.00%, 8/1/43	227,766
60,757	FNMA Pool #AU5653, 4.00%, 9/1/43	66,728
95,007	FNMA Pool #AU6562, 3.50%, 12/1/43	102,506
53,751	FNMA Pool #AU7025, 3.00%, 11/1/43	57,538
59,905	FNMA Pool #AV3310, 4.50%, 1/1/44	64,517
119,520	FNMA Pool #AY2728, 2.50%, 2/1/30	125,433
101,785	FNMA Pool #AZ2276, 4.00%, 6/1/45	109,895
168,182	FNMA Pool #BA6555, 3.00%, 1/1/46	178,215
92,650	FNMA Pool #BD8211, 4.00%, 4/1/47	98,968
152,054	FNMA Pool #BK2040, 4.00%, 5/1/48	161,156
590,987	FNMA Pool #BK9648, 3.50%, 11/1/48	622,416
608,188	FNMA Pool #BM5793, 3.00%, 4/1/49	640,984
288,553	FNMA Pool #BN6248, 3.00%, 4/1/49	304,112
180,339	FNMA Pool #MA3614, 3.50%, 3/1/49	189,515
500,000	FNMA Pool #MA4078, 2.50%, 7/1/50	521,350

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.0%) (continued)
$113,260	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	$116,531
76,806	GNMA I Pool #539285, 3.00%, 5/15/42	81,601
85,748	GNMA II Pool #MA1520, 3.00%, 12/20/43	91,755
128,633	GNMA II Pool #MA1521, 3.50%, 12/20/43	138,768
227,629	GNMA II Pool #MA1839, 4.00%, 4/20/44	248,460
351,987	GNMA II Pool #MA4836, 3.00%, 11/20/47	373,497
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,329,874) (2.0%)		9,713,403
U.S. TREASURY OBLIGATIONS (2.2%)
150,000	U.S. Treasury Bonds, 5.38%, 2/15/31(1)	222,902
520,000	U.S. Treasury Bonds, 4.38%, 2/15/38	808,255
350,000	U.S. Treasury Bonds, 3.50%, 2/15/39	495,168
1,087,000	U.S. Treasury Bonds, 2.75%, 8/15/42	1,393,568
960,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,314,187
800,000	U.S. Treasury Notes, 2.00%, 11/30/22	835,219
349,000	U.S. Treasury Notes, 2.13%, 7/31/24	375,843
425,000	U.S. Treasury Notes, 2.25%, 11/15/24	462,038
700,000	U.S. Treasury Notes, 0.50%, 3/31/25	707,465
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (2.2%) (continued)
$1,560,000	U.S. Treasury Notes, 3.00%, 9/30/25	$1,777,181
175,000	U.S. Treasury Notes, 2.13%, 5/31/26	192,712
832,000	U.S. Treasury Notes, 2.25%, 8/15/27	934,473
575,000	U.S. Treasury Notes, 2.75%, 2/15/28	670,729
360,000	U.S. Treasury Notes, 2.88%, 5/15/28	424,856
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,031,670) (2.2%)		10,614,596
Shares		Value
SHORT-TERM INVESTMENTS (9.0%)
	MONEY MARKET FUNDS (9.0%)
19,158,897	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.116%(4)	19,158,897
24,726,768	State Street Navigator Securities Lending Government Money Market Portfolio(5)	24,726,768
		43,885,665
TOTAL SHORT-TERM INVESTMENTS (Cost $43,885,665) (9.0%)		43,885,665
TOTAL INVESTMENT SECURITIES (104.3%) (Cost $395,720,484)		$509,050,962
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-4.3%)		(21,114,512)
NET ASSETS (100.0%)		$487,936,450

*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2020, the market value of the securities on loan was $36,432,742.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

(4)
Rate reflects 7 day yield as of June 30, 2020.

(5)
Securities with an aggregate market value of  $36,432,742 were out on loan in exchange for collateral including $24,726,768 of cash collateral as of June 30, 2020. The cash collateral was invested in a reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$411,682,358	$—	$—	$411,682,358
Asset-Backed Securities	—	3,023,682	—	3,023,682
Commercial Mortgage-Backed Securities	—	6,081,519	—	6,081,519
Corporate Bonds & Notes*	—	21,340,769	—	21,340,769
Foreign Government Obligations	—	774,821	—	774,821
Long-Term Municipal Securities*	—	1,934,149	—	1,934,149
U.S. Government Agency Obligations	—	9,713,403	—	9,713,403
U.S. Treasury Obligations	—	10,614,596	—	10,614,596
Short-Term Investments	43,885,665	—	—	43,885,665
Total Investments in Securities	$455,568,023	$53,482,939	$—	$509,050,962

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2020.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 17.69% during the six months ended June 30, 2020. This compares to the -3.08% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund posted solid double-digit absolute gains that significantly outperformed the S&P 500® Index on a relative basis during the six-month reporting period, attributable to both stock selection and sector allocation.
Further, during the semi-annual period, large-cap growth-oriented stocks comprised the strongest segment of the U.S. equity markets, outpacing both smaller-cap and more value-oriented stocks by a wide margin. This style preference by investors overall proved a plus for the Fund, which focuses on large-cap growth companies.
Which equity market sectors most significantly affected Fund performance?
Stock selection in information technology, communication services and financials contributed most positively to the Fund’s relative results. Having an overweight to information technology, the best performing sector in the S&P 500® Index during the semi-annual period, and having an underweight to financials, the second-weakest sector in the S&P 500® Index during the semi-annual period, added value as well.
There were no sectors that detracted from the Fund’s relative results during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were medical device company DexCom, e-commerce giant Amazon.com and cloud-based commerce platform provider Shopify.
DexCom’s shares soared during the semi-annual period, reflecting continued market adoption of the company’s glucose monitoring devices, as evidenced by ongoing demand, market penetration and strategic partnerships in both the U.S. and international markets. In our view, the company’s execution has been strong and its long-term growth opportunities remained attractive at the end of June 2020. Amazon.com’s shares rose sharply during the semi-annual period. The company was a major beneficiary of pandemic-driven stay-at-home orders, as more individual and business consumers shopped using Amazon.com’s services. For similar reasons, Shopify’s share price more than doubled during the six-month reporting period, benefiting from strong demand for its cloud-based multi-channel commerce platform for small and medium-sized businesses. During the semi-annual period, we opportunistically trimmed the Fund’s positions in DexCom and Amazon.com. Shopify was a new position for the Fund during the semi-annual period, initiated in March 2020 and then opportunistically trimmed in May and June.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the Fund’s performance were biopharmaceutical companies Amarin and Intercept Pharmaceuticals and software behemoth Microsoft.
Amarin experienced a double-digit share price decline during the semi-annual period, reflecting an adverse patent ruling for its cardiovascular drug, Vascepa, at the end of March 2020. The company has appealed this ruling and could hear back by year-end regarding a possible reversal. In our view, this ruling does not impact Vascepa’s growth prospects and patents outside the U.S. Shares of Intercept Pharmaceuticals ended the semi-annual period with a double-digit price decline as well. At the end of June 2020, the company reported disappointing news of having received a complete response letter from the U.S. Food & Drug Administration (“FDA”) regarding its application of obeticholic acid for use in the treatment of non-alcoholic steatohepatitis, a liver-related disease. The company stated its plans to meet with the FDA as soon as possible and then to re-submit whatever additional data is needed to the FDA to garner approval. Microsoft’s shares enjoyed a double-digit gain during the semi-annual period, but the Fund had first initiated a position in the company in early March 2020 and then held an underweighted position relative to the S&P 500® Index in this strongly-performing stock. We maintained the Fund’s position in Amarin, trimmed its position in Intercept Pharmaceuticals and opportunistically added to its position in Microsoft during the semi-annual period.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC. (continued)

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
In addition to initiating Fund positions in Shopify and Microsoft, mentioned earlier, we established a Fund position in specialty coffee retailer Starbucks during the semi-annual period. Despite a cloudy near-term outlook, we believe the longer-term sales and earnings per share growth prospects for Starbucks are strong in both the U.S. and international markets. We initiated a Fund position in Workday on a sharp pullback in its share price. Workday is a software-as-a-service provider of human and financial management solutions. We believe the company is gaining market share and expanding its market, putting it in a position to become a leader in the back-office suite. We further believe the company has the potential to deliver strong sales and earnings per share growth going forward.
Conversely, we sold the Fund’s position in online travel company Booking Holdings. The company’s fundamentals were weakening, in our view, and there was limited visibility on its prospects, largely due to stay-at-home mandates put in place in an effort to contain the COVID-19 pandemic. We also eliminated the Fund’s position in entertainment content developer and distributor Lions Gate Entertainment. This sale was prompted by what we saw as slowing growth prospects and concerns around increased competition.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the six-month period ended June 30, 2020, the Fund’s weightings in information technology, financials and industrials increased and its weightings in the consumer staples, consumer discretionary and health care sectors decreased relative to the S&P 500® Index.
How was the Fund positioned relative to its benchmark index at the end of June 2020?
As of June 30, 2020, the Fund was overweighted relative to the S&P 500® Index in the health care, information technology, communication services and consumer discretionary sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, industrials, consumer staples and energy sectors on the same date. The Fund had no exposure to the utilities, real estate and materials sectors at the end of June 2020.
What is your tactical view and strategy for the months ahead?
At the end of June 2020, the magnitude of uncertainty for what lies ahead was great, but with negative economic growth likely in the U.S. and globally for 2020 overall, it is unlikely, in our view, that most companies in the S&P 500® Index will be able to generate any notable sales or earnings growth this calendar year. According to FactSet, as of June 30, 2020, consensus expectations were for the S&P 500® Index’s sales and earnings per share to decline year-over-year by 4% and 22%, respectively, for the calendar year. Despite the declines, calendar year 2021 looked brighter for companies in the S&P 500® Index. According to FactSet, sales and earnings per share growth were expected to be up 9% and 28%, respectively, for S&P 500® Index companies overall in 2021.
As we move past the mid-point of 2020, we intend to closely monitor vaccine developments and therapeutic advances for the treatment of COVID-19, as this will likely be one of the most important factors in determining how quickly the U.S. and global economies will recover. Any unexpected delays or failures in this development timeline, or conversely any faster development timelines, may well impact both stock prices and the pace of economic growth in the months ahead. Importantly, U.S. Federal Reserve Chair Jerome Powell has endorsed keeping interest rates near zero until the U.S. economy recovers from the COVID-19 pandemic, a stance we view as positive for the U.S. equity markets.
As large-cap, growth-focused investors, we believe earnings growth is a primary driver of share prices over time. We intend to continue to seek companies for the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers. Despite the disruptive and uncertain environment caused by the pandemic, we believe the majority of companies in the Fund’s portfolio have weathered the storm well to date. Some, such as Amazon.com, appear to be emerging even stronger, as their businesses have seen greater demand due to stay-at-home orders and remote working conditions. As they have thus far, we believe large-cap, growth-oriented companies are likely to remain attractive and relatively resilient given their ability to thrive in most economic conditions with solid balance sheets serving as support. Importantly, we take a long-term view and intend to seek to opportunistically trim and/or add to the Fund’s holdings during periods of market volatility.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at June 30, 2020 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	8,300	$22,898,206	6.8%
Facebook, Inc.	56,000	12,715,920	3.8%
ServiceNow, Inc.	31,000	12,556,860	3.7%
Biohaven Pharmaceutical Holding Co., Ltd.	170,000	12,428,700	3.7%
Splunk, Inc.	60,000	11,922,000	3.6%
PayPal Holdings, Inc.	68,000	11,847,640	3.5%
Exelixis, Inc.	480,000	11,395,200	3.4%
Alphabet, Inc.	7,200	10,209,960	3.0%
Netflix, Inc.	22,000	10,010,880	3.0%
NVIDIA Corp.	26,000	9,877,660	2.9%
Asset Allocation – Percentage of Net Assets

Cash & Other
Assets - Net 0.8%
Common
Stocks 99.2%

Sector Weightings – Percentage of Total Investment Securities*
*
Excludes short-term investments.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (99.2%)
COMMUNICATION SERVICES (16.5%)
	INTERNET (12.8%)
7,200	Alphabet, Inc. Class A*	$10,209,960
56,000	Facebook, Inc. Class A*	12,715,920
22,000	Netflix, Inc.*	10,010,880
84,000	Tencent Holdings, Ltd. ADR	5,376,000
160,000	Twitter, Inc.*	4,766,400
		43,079,160
	MEDIA (1.1%)
33,000	Walt Disney Co. (The)	3,679,830
	SOFTWARE (2.6%)
115,000	Activision Blizzard, Inc.	8,728,500
		55,487,490
CONSUMER DISCRETIONARY (14.1%)
	INTERNET (10.9%)
34,000	Alibaba Group Holding, Ltd. ADR*	7,333,800
8,300	Amazon.com, Inc.*	22,898,206
90,000	GrubHub, Inc.*(1)	6,327,000
		36,559,006
	RETAIL (3.2%)
66,000	Starbucks Corp.	4,856,940
60,000	TJX Companies, Inc. (The)	3,033,600
14,000	Ulta Beauty Inc.*	2,847,880
		10,738,420
		47,297,426
CONSUMER STAPLES (1.2%)
	BEVERAGES (1.2%)
23,000	Constellation Brands, Inc. Class A	4,023,850
ENERGY (0.9%)
	OIL & GAS (0.9%)
70,000	Diamondback Energy, Inc.	2,927,400
FINANCIALS (2.8%)
	BANKS (1.6%)
230,000	Bank of America Corp.	5,462,500
DIVERSIFIED FINANCIAL SERVICES (1.2%)
70,000	Blackstone Group, Inc. (The) Class A	3,966,200
		9,428,700
HEALTHCARE (23.5%)
	BIOTECHNOLOGY (18.5%)
60,000	Alexion Pharmaceuticals, Inc.*	6,734,400
875,000	Amarin Corp. PLC ADR*(1)	6,055,000
Shares		Value
COMMON STOCKS (99.2%) (continued)
	BIOTECHNOLOGY (18.5%) (continued)
170,000	Biohaven Pharmaceutical Holding Co., Ltd.*	$12,428,700
70,000	BioMarin Pharmaceutical, Inc.*	8,633,800
84,000	Exact Sciences Corp.*(1)	7,302,960
480,000	Exelixis, Inc.*	11,395,200
65,000	Intercept Pharmaceuticals, Inc.*(1)	3,114,150
22,000	Vertex Pharmaceuticals, Inc.*	6,386,820
		62,051,030
	HEALTHCARE PRODUCTS (1.4%)
65,000	Edwards Lifesciences Corp.*	4,492,150
	PHARMACEUTICALS (3.6%)
80,000	Bristol-Myers Squibb Co.	4,704,000
18,500	DexCom, Inc.*	7,499,900
		12,203,900
		78,747,080
INDUSTRIALS (2.8%)
	AIRLINES (1.4%)
170,000	Delta Air Lines, Inc.	4,768,500
	INTERNET (1.4%)
145,000	Lyft, Inc. Class A*(1)	4,786,450
		9,554,950
INFORMATION TECHNOLOGY (37.4%)
	COMMERCIAL SERVICES (3.5%)
68,000	PayPal Holdings, Inc.*	11,847,640
	COMPUTERS (3.6%)
16,000	Apple, Inc.	5,836,800
63,000	Crowdstrike Holdings, Inc. Class A*	6,318,270
		12,155,070
	DIVERSIFIED FINANCIALS (2.7%)
46,000	Visa, Inc. Class A	8,885,820
	INTERNET (4.7%)
9,500	Shopify, Inc. Class A*	9,017,400
78,000	Zendesk, Inc.*	6,905,340
		15,922,740
	SEMICONDUCTORS (4.3%)
26,000	NVIDIA Corp.	9,877,660
48,000	QUALCOMM, Inc.	4,378,080
		14,255,740
	SOFTWARE (18.6%)
16,000	Adobe, Inc.*	6,964,960
29,000	Microsoft Corp.	5,901,790
Shares		Value
COMMON STOCKS (99.2%) (continued)
	SOFTWARE (18.6%) (continued)
35,000	Salesforce.com, Inc.*	$6,556,550
31,000	ServiceNow, Inc.*	12,556,860
190,000	Slack Technologies, Inc. Class A*(1)	5,907,100
60,000	Splunk, Inc.*	11,922,000
32,000	Twilio, Inc. Class A*(1)	7,021,440
29,000	Workday, Inc. Class A*	5,433,440
		62,264,140
		125,331,150
TOTAL COMMON STOCKS (Cost $213,514,732) (99.2%)		332,798,046
SHORT-TERM INVESTMENTS (4.7%)
	MONEY MARKET FUNDS (4.7%)
1,437,442	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.116%(2)	1,437,442
14,326,929	State Street Navigator Securities Lending Government Money Market Portfolio(3)	14,326,929
		15,764,371
TOTAL SHORT-TERM INVESTMENTS (Cost $15,764,371) (4.7%)		15,764,371

TOTAL INVESTMENT SECURITIES (103.9%) (Cost $229,279,103)		$348,562,417
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-3.9%)		(13,002,759)
NET ASSETS (100.0%)		$335,559,658

*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2020, the market value of the securities on loan was $27,440,273.

(2)
Rate reflects 7 day yield as of June 30, 2020.

(3)
Securities with an aggregate market value of  $27,440,273 were out on loan in exchange for collateral including $14,326,929 of cash collateral as of June 30, 2020. The cash collateral was invested in a reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

See Notes to Financial Statements.

June 30, 2020

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$332,798,046	$—	$—	$332,798,046
Short-Term Investments	15,764,371	—	—	15,764,371
Total Investments in Securities	$348,562,417	$—	$—	$348,562,417

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2020 (unaudited)

	Value Line Select Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$430,889,886	$411,743,139	$509,050,962	$348,562,417
Receivable for securities sold	—	—	4,601,789	3,384,152
Dividends and interest receivable	225,149	179,350	397,586	136
Receivable for capital shares sold	210,379	796,003	531,229	21,847
Prepaid expenses	77,258	113,086	76,107	58,777
Receivable for securities lending income	393	943	3,721	2,291
Other receivables	1,916	—	2,719	13,687
Total Assets	431,404,981	412,832,521	514,664,113	352,043,307
Liabilities:
Payable for capital shares redeemed	124,954	322,814	106,997	895,628
Payable upon return of securities on loan (See Note 1J)	—	4,591,600	24,726,768	14,326,929
Payable for securities purchased	—	—	1,337,501	865,124
Accrued expenses:
Advisory fee	255,353	216,128	251,366	203,355
Service and distribution plan fees	88,672	69,293	91,096	67,488
Auditing and legal fees payable	58,639	55,967	54,669	35,763
Sub-transfer agent fees	11,823	14,759	14,234	2,424
Directors’ fees and expenses	2,870	1,100	2,618	501
Other	113,081	95,168	142,414	86,437
Total Liabilities	655,392	5,366,829	26,727,663	16,483,649
Net Assets	$430,749,589	$407,465,692	$487,936,450	$335,559,658
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$10,890,600	$16,409,139	$43,236,275	$9,871,222
Additional paid-in capital	140,551,019	271,777,615	308,652,240	179,186,999
Total Distributable Earnings (Loss)	279,307,970	119,278,938	136,047,935	146,501,437
Net Assets	$430,749,589	$407,465,692	$487,936,450	$335,559,658
Net Asset Value Per Share
Investor Class
Net Assets	$430,177,689	$330,550,329	$452,574,348	$333,685,497
Shares Outstanding	10,876,152	13,324,862	40,099,159	9,816,455
Net Asset Value, Offering and Redemption Price per Outstanding Share	$39.55	$24.81	$11.29	$33.99
Institutional Class
Net Assets	$571,900	$76,915,363	$35,362,102	$1,874,161
Shares Outstanding	14,448	3,084,277	3,137,116	54,767
Net Asset Value, Offering and Redemption Price per Outstanding Share	$39.58	$24.94	$11.27	$34.22
* Includes securities on loan of	$—	$10,313,179	$36,432,742	$27,440,273
Cost of investments	$229,891,395	$324,198,351	$395,720,484	$229,279,103
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended June 30, 2020 (unaudited)

	Value Line Select Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $9,636, $11,068, $5,175 and 0)	$1,430,067	$1,250,310	$1,104,908	$393,781
Interest	5,501	4,334	820,996	917
Securities lending income (Net)	19,465	4,192	32,435	21,311
Total Income	1,455,033	1,258,836	1,958,339	416,009
Expenses:
Advisory fees	1,579,481	1,284,120	1,410,361	1,054,744
Service and distribution plan fees	538,195	424,380	507,601	361,361
Sub-transfer agent fees	73,919	98,815	94,133	14,339
Transfer agent fees	78,001	69,195	72,406	54,803
Auditing and legal fees	68,250	64,565	67,145	44,874
Custody and accounting fees	46,471	51,675	61,562	36,031
Registration and filing fees	32,564	43,980	26,266	18,694
Directors’ fees and expenses	30,988	27,559	29,015	18,428
Printing and postage fees	25,068	23,697	34,508	15,523
Fund administration fees	15,415	15,415	15,415	15,415
Compliance and tax service fees	14,262	13,435	16,452	9,645
Insurance fees	10,530	8,061	11,045	7,053
Other	10,858	10,922	11,786	10,692
Recoupment (See Note 5)	—	872	—	21,110
Total Expenses Before Fees Waived (See Note 5)	2,524,002	2,136,691	2,357,695	1,682,712
Less: Advisory Fees Waived	(10,122)	(872)	(8,902)	(13,015)
Less: Sub-Transfer Agent Fees Waived by the Distributor	(5)	(11,271)	(6,384)	(275)
Net Expenses	2,513,875	2,124,548	2,342,409	1,669,422
Net Investment Loss	(1,058,842)	(865,712)	(384,070)	(1,253,413)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	70,391,531	10,948,010	21,155,047	25,008,797
Foreign currency transactions	22	15	—	—
	70,391,553	10,948,025	21,155,047	25,008,797
Change in Net Unrealized Appreciation/ (Depreciation) of:
Investments	(66,760,294)	(25,441,983)	19,818,581	26,594,286
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/ (Depreciation) on Investments and Foreign Exchange Transactions	3,631,259	(14,493,958)	40,973,628	51,603,083
Increase (Decrease) in Net Assets from Operations	$2,572,417	$(15,359,670)	$40,589,558	$50,349,670

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Select Growth Fund, Inc.		Value Line Mid Cap Focused Fund, Inc.
	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Operations:
Net investment income/(loss)	$(1,058,842)	$(523,335)	$(865,712)	$976,359
Net realized gain on investments and foreign currency	70,391,553	32,267,487	10,948,025	27,567,792
Change in net unrealized appreciation/(depreciation) on investments	(66,760,294)	91,350,480	(25,441,983)	54,245,263
Net increase/(decrease) in net assets from operations	2,572,417	123,094,632	(15,359,670)	82,789,414
Distributions to Shareholders from:
Investor Class	—	(31,772,080)	—	(6,035,227)
Institutional Class	—(1)	—	—	(638,193)
	—	(31,772,080)	—	(6,673,420)
Share Transactions:
Proceeds from sale of shares
Investor Class	16,926,757	124,523,053	83,675,653	265,222,994
Institutional Class	689,175(1)	—	47,990,496	40,884,589
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	30,419,114	—	5,851,898
Institutional Class	—(1)	—	—	610,328
Cost of shares redeemed
Investor Class	(75,707,260)	(75,800,915)	(112,237,475)	(155,428,220)
Institutional Class	(123,279)(1)	—	(11,403,030)	(4,737,971)
Net increase/(decrease) in net assets from capital share transactions	(58,214,607)	79,141,252	8,025,644	152,403,618
Total increase/(decrease) in net assets	(55,642,190)	170,463,804	(7,334,026)	228,519,612
Net Assets:
Beginning of period	486,391,779	315,927,975	414,799,718	186,280,106
End of period	$430,749,589	$486,391,779	$407,465,692	$414,799,718
Capital Share Transactions:
Shares sold
Investor Class	447,724	3,321,696	3,421,751	11,041,548
Institutional Class	17,723(1)	—	1,951,826	1,698,781
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	792,784	—	231,483
Institutional Class	—(1)	—	—	24,048
Shares redeemed
Investor Class	(2,066,377)	(1,988,809)	(4,745,176)	(6,281,554)
Institutional Class	(3,275)(1)	—	(487,760)	(194,650)
Net increase (decrease)	(1,604,205)	2,125,671	140,641	6,519,656

(1)
Commenced operations on May 1, 2020.

See Notes to Financial Statements.

	Value Line Capital Appreciation Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment loss	$(384,070)	$(305,282)	$(1,253,413)	$(2,270,805)
Net realized gain on investments	21,155,047	31,588,227	25,008,797	25,452,805
Change in net unrealized appreciation/(depreciation) on investments	19,818,581	70,888,949	26,594,286	40,417,178
Net increase in net assets from operations	40,589,558	102,171,894	50,349,670	63,599,178
Distributions to Shareholders from:
Investor Class	—	(38,751,543)	—	(26,578,443)
Institutional Class	—	(2,875,649)	—	(202,611)
	—	(41,627,192)	—	(26,781,054)
Share Transactions:
Proceeds from sale of shares
Investor Class	33,684,239	90,601,171	7,837,611	17,596,000
Institutional Class	9,745,205	26,047,723	218,504	2,688,839
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	36,554,780	—	25,790,298
Institutional Class	—	2,717,212	—	190,454
Cost of shares redeemed
Investor Class	(46,599,178)	(131,648,234)	(15,286,380)	(42,153,413)
Institutional Class	(8,960,037)	(24,966,918)	(671,040)	(2,256,002)
Net increase/(decrease) in net assets from capital share transactions	(12,129,771)	(694,266)	(7,901,305)	1,856,176
Total increase in net assets	28,459,787	59,850,436	42,448,365	38,674,300
Net Assets:
Beginning of period	459,476,663	399,626,227	293,111,293	254,436,993
End of period	$487,936,450	$459,476,663	$335,559,658	$293,111,293
Capital Share Transactions:
Shares sold
Investor Class	3,242,295	8,821,178	260,260	598,585
Institutional Class	949,727	2,504,955	7,054	91,386
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	3,648,182	—	919,113
Institutional Class	—	271,993	—	6,751
Shares redeemed
Investor Class	(4,866,064)	(12,713,718)	(524,837)	(1,427,554)
Institutional Class	(929,818)	(2,410,596)	(23,057)	(76,080)
Net increase (decrease)	(1,603,860)	121,994	(280,580)	112,201

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Select Growth Fund, Inc. Investor Class
	Six Months Ended June 30, 2020 (unaudited)	Years Ended December 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$38.93	$30.47	$33.11	$28.99	$28.93	$33.84
Income/(loss) from investment operations:
Net investment income/(loss)	(0.09)(1)(2)	(0.05)(1)(2)	(0.14)	(0.08)	0.00(3)	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	0.71	11.16	0.58	6.56	2.04	0.14
Total from investment operations	0.62	11.11	0.44	6.48	2.04	0.07
Less distributions:
Distributions from net realized gains	—	(2.65)	(3.08)	(2.36)	(1.98)	(4.98)
Total distributions	—	(2.65)	(3.08)	(2.36)	(1.98)	(4.98)
Net asset value, end of period	$39.55	$38.93	$30.47	$33.11	$28.99	$28.93
Total return	1.59%(4)	36.59%	1.39%	22.32%	7.00%	0.25%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$430,178	$486,392	$315,928	$342,056	$308,694	$330,125
Ratio of expenses to average net assets	1.17%(5)	1.16%	1.20%	1.20%	1.21%	1.23%
Ratio of net investment loss to average net assets	(0.49)%(5)(6)	(0.12)%(6)	(0.42)%	(0.26)%	(0.20)%	(0.26)%
Portfolio turnover rate	10%(4)	17%	8%	3%	7%	12%
Selected data for a share of capital stock outstanding throughout each period:
Value Line Select Growth Fund, Inc. Institutional Class
Period Ended June 30, 2020 (unaudited)(7)
Net asset value, beginning of period	$36.44
Income/(loss) from investment operations:
Net investment loss	(0.01)(1)(2)
Net gains/(losses) on securities (both realized and unrealized)	3.15
Total from investment operations	3.14
Less distributions:
Distributions from net realized gains	—
Total distributions	—
Net asset value, end of period	$39.58
Total return	8.62%(4)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$572
Ratio of gross expenses to average net assets(8)	38.01%(5)
Ratio of net expenses to average net assets(9)	0.91%(5)
Ratio of net investment loss to average net assets(9)	(0.19)%(5)(6)
Portfolio turnover rate	10%(4)

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Includes income resulting from special dividends. Without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.16) and $(0.08), respectively. For the year ended December 31, 2019, without these dividends, the per share value for the Investor Class would have been $(0.15).

(3)
Amount is less than $.01 per share.

(4)
Not annualized.

(5)
Annualized.

(6)
Includes income resulting from special dividends. Without these dividends, the ratio for the Investor Class and Institutional Class would have been (0.83)% and (1.26)%, respectively. For the year ended December 31, 2019, without these dividends, the ratio for the Investor Class would have been (0.40)%.

(7)
Commenced operations on May 1, 2020.

(8)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(9)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Mid Cap Focused Fund, Inc. Investor Class
	Six Months Ended June 30, 2020 (unaudited)	Years Ended December 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.49	$19.11	$19.19	$16.27	$14.99	$14.56
Income/(loss) from investment operations:
Net investment income/(loss)	(0.06)(1)(2)	0.06(1)(2)	(0.07)	0.00(3)	0.00(3)	(0.08)
Net gains/(losses) on securities (both realized and unrealized)	(0.62)	6.68	0.97	3.23	1.64	0.51
Total from investment operations	(0.68)	6.74	0.90	3.23	1.64	0.43
Less distributions:
Dividends from net investment income	—	(0.00)(3)	—	—	—	—
Distributions from net realized gains	—	(0.36)	(0.98)	(0.31)	(0.36)	—
Total distributions	—	(0.36)	(0.98)	(0.31)	(0.36)	—
Net asset value, end of period	$24.81	$25.49	$19.11	$19.19	$16.27	$14.99
Total return	(2.67)%(4)	35.30%	4.72%	19.84%	10.94%	2.95%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$330,550	$373,341	$184,515	$147,669	$134,030	$118,867
Ratio of expenses to average net assets	1.10%(5)	1.11%	1.18%	1.18%	1.21%	1.24%
Ratio of net investment income/(loss) to average net assets	(0.48)%(5)(6)	0.27%(6)	(0.46)%	(0.34)%	(0.28)%	(0.53)%
Portfolio turnover rate	5%(4)	19%	10%	2%	20%	17%
Selected data for a share of capital stock outstanding throughout each period:
	Value Line Mid Cap Focused Fund, Inc. Institutional Class
	Six Months Ended June 30, 2020 (unaudited)	Years Ended December 31,		Period Ended December 31, 2017(7)
		2019	2018
Net asset value, beginning of period	$25.59	$19.17	$19.20	$18.25
Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)(1)(2)	0.20(1)(2)	(0.04)	0.00(3)
Net gains/(losses) on securities (both realized and unrealized)	(0.63)	6.64	0.99	1.26
Total from investment operations	(0.65)	6.84	0.95	1.26
Less distributions:
Dividends from net investment income	—	(0.06)	—	—
Distributions from net realized gains	—	(0.36)	(0.98)	(0.31)
Total distributions	—	(0.42)	(0.98)	(0.31)
Net asset value, end of period	$24.94	$25.59	$19.17	$19.20
Total return	(2.54)%(4)	35.68%	4.98%	6.89%(4)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$76,915	$41,459	$1,765	$1,095
Ratio of gross expenses to average net assets(8)	0.89%(5)	1.04%	3.97%	5.61%(5)
Ratio of net expenses to average net assets(9)	0.85%(5)	0.86%	0.93%	0.93%(5)
Ratio of net investment income/(loss) to average net assets(9)	(0.20)%(5)(6)	0.81%(6)	(0.19)%	(0.12)%(5)
Portfolio turnover rate	5%(4)	19%	10%	2%(4)

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Includes income resulting from special dividends. Without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.11) and $(0.08), respectively. For the year ended December 31, 2019, without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.08) and $0.05, respectively.

(3)
Amount is less than $.01 per share.

(4)
Not annualized.

(5)
Annualized.

(6)
Includes income resulting from special dividends. Without these dividends, the ratio for the Investor Class and Institutional Class would have been (0.94)% and (0.66)%, respectively. For the year ended December  31, 2019, without these dividends, the ratio for the Investor Class and Institutional Class would have been (0.33)% and 0.22%, respectively.

(7)
Commenced operations on August 12, 2017.

(8)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(9)
Ratio reflects expenses net of the wavier/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Capital Appreciation Fund, Inc. Investor Class
	Six Months Ended June 30, 2020 (unaudited)	Years Ended December 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.25	$8.94	$9.95	$8.48	$8.72	$9.40
Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)(1)	(0.01)(1)	0.00(2)	0.05	0.02	0.06
Net gains/(losses) on securities (both realized and unrealized)	1.05	2.32(3)	(0.27)	1.97	0.23	(0.14)
Total from investment operations	1.04	2.31	(0.27)	2.02	0.25	(0.08)
Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.05)	(0.02)	(0.06)
Distributions from net realized gains	—	(1.00)	(0.73)	(0.50)	(0.47)	(0.54)
Total distributions	—	(1.00)	(0.74)	(0.55)	(0.49)	(0.60)
Net asset value, end of period	$11.29	$10.25	$8.94	$9.95	$8.48	$8.72
Total return	10.15%(4)	26.14%	(2.71)%	23.86%	2.80%	(0.86)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$452,574	$427,619	$375,158	$392,869	$302,636	$350,159
Ratio of expenses to average net assets	1.09%(5)	1.09%	1.12%	1.11%	1.16%	1.15%
Ratio of net investment income/(loss) to average net assets	(0.19)%(5)	(0.08)%	(0.02)%	0.49%	0.22%	0.67%
Portfolio turnover rate	36%(4)	34%	86%	88%	53%	45%
Selected data for a share of capital stock outstanding throughout each period:
	Value Line Capital Appreciation Fund, Inc. Institutional Class
	Six Months Ended June 30, 2020 (unaudited)	Years Ended December 31,				Period Ended December 31, 2015(6)
		2019	2018	2017	2016
Net asset value, beginning of period	$10.22	$8.89	$9.90	$8.43	$8.65	$9.50
Income/(loss) from investment operations:
Net investment income/(loss)	0.00(1)(2)	0.02(1)	0.04	0.07	0.02	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	1.05	2.31(3)	(0.30)	1.98	0.25	(0.24)
Total from investment operations	1.05	2.33	(0.26)	2.05	0.27	(0.31)
Less distributions:
Dividends from net investment income	—	—	(0.02)	(0.08)	(0.02)	—
Distributions from net realized gains	—	(1.00)	(0.73)	(0.50)	(0.47)	(0.54)
Total distributions	—	(1.00)	(0.75)	(0.58)	(0.49)	(0.54)
Net asset value, end of period	$11.27	$10.22	$8.89	$9.90	$8.43	$8.65
Total return	10.27%(4)	26.51%	(2.61)%	24.31%	3.06%	(3.29)%(4)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$35,362	$31,858	$24,469	$6,750	$1,055	$98
Ratio of gross expenses to average net assets(7)	0.94%(5)	0.97%	1.08%	1.63%	4.82%	6.19%(5)
Ratio of net expenses to average net assets(8)	0.84%(5)	0.84%	0.87%	0.86%	0.90%	6.19%(5)
Ratio of net investment income/(loss) to average net assets(8)	0.06%(5)	0.17%	0.19%	0.58%	0.43%	(5.02)%(5)
Portfolio turnover rate	36%(4)	34%	86%	88%	53%	45%(4)

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Amount is less than $.01 per share.

(3)
Amount includes a non-recurring settlement paid by the Fund related to Legal Proceedings. The settlement payment impacted the realized (loss) per share by less than $0.01 per share for Investor and Institutional Class. Total return was not impacted.

(4)
Not annualized.

(5)
Annualized.

(6)
Commenced operations on November 1, 2015.

(7)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(8)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Larger Companies Focused Fund, Inc. Investor Class
	Six Months Ended June 30, 2020 (unaudited)	Years Ended December 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$28.87	$25.34	$28.65	$23.05	$26.25	$25.28
Income/(loss) from investment operations:
Net investment income/(loss)	(0.13)(1)	(0.23)(1)	(0.22)	(0.19)	0.00(2)	(0.14)
Net gains/(losses) on securities (both realized and unrealized)	5.25	6.64	0.58	8.00	0.10	2.63
Total from investment operations	5.12	6.41	0.36	7.81	0.10	2.49
Less distributions:
Distributions from net realized gains	—	(2.88)	(3.67)	(2.21)	(3.30)	(1.52)
Total distributions	—	(2.88)	(3.67)	(2.21)	(3.30)	(1.52)
Net asset value, end of period	$33.99	$28.87	$25.34	$28.65	$23.05	$26.25
Total return	17.69%(3)	25.67%	1.30%	33.79%	0.24%	9.88%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$333,685	$291,057	$253,199	$272,191	$214,675	$233,085
Ratio of gross expenses to average net assets(4)	1.14%(5)	1.16%	1.18%	1.19%	1.23%	1.23%
Ratio of net expenses to average net assets(6)	1.15%(5)	1.15%	1.15%	1.11%	1.13%	1.13%
Ratio of net investment loss to average net assets(6)	(0.86)%(5)	(0.78)%	(0.77)%	(0.71)%	(0.62)%	(0.55)%
Portfolio turnover rate	40%(3)	29%	36%	35%	47%	37%
Selected data for a share of capital stock outstanding throughout each period:
	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Six Months Ended June 30, 2020 (unaudited)	Years Ended December 31,				Period Ended December 31, 2015(7)
		2019	2018	2017	2016
Net asset value, beginning of period	$29.03	$25.41	$28.65	$23.02	$26.18	$27.91
Income/(loss) from investment operations:
Net investment income/(loss)	(0.09)(1)	(0.15)(1)	(0.14)	(0.19)	0.00(2)	(0.09)
Net gains/(losses) on securities (both realized and unrealized)	5.28	6.65	0.57	8.03	0.14	(0.12)
Total from investment operations	5.19	6.50	0.43	7.84	0.14	(0.21)
Less distributions:
Distributions from net realized gains	—	(2.88)	(3.67)	(2.21)	(3.30)	(1.52)
Total distributions	—	(2.88)	(3.67)	(2.21)	(3.30)	(1.52)
Net asset value, end of period	$34.22	$29.03	$25.41	$28.65	$23.02	$26.18
Total return	17.88%(3)	25.92%	1.55%	33.96%	0.40%	(0.73)%(3)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,874	$2,054	$1,238	$1,681	$401	$101
Ratio of gross expenses to average net assets(4)	4.91%(5)	2.75%	3.92%	2.73%	17.29%	2.70%(5)
Ratio of net expenses to average net assets(6)	0.90%(5)	0.90%	0.93%	0.94%	0.98%	2.70%(5)
Ratio of net investment loss to average net assets(6)	(0.62)%(5)	(0.50)%	(0.58)%	(0.67)%	(0.49)%	(2.16)%(5)
Portfolio turnover rate	40%(3)	29%	36%	35%	47%	37%(3)

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Amount is less than $.01 per share.

(3)
Not annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Annualized.

(6)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(7)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies
Value Line Select Growth Fund, Inc. (formerly Value Line Premier Growth Fund, Inc.), Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The sole investment objective of the Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. is long-term growth of capital. The Value Line Capital Appreciation Fund, Inc. seeks capital appreciation and income consistent with the allocation of its assets amongst equity securities, fixed income securities and money market instruments. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value(“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds’ total net assets by the funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the

June 30, 2020

continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2020, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Capital Appreciation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

Notes to Financial Statements (unaudited) (continued)

Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds distribute all of their net investment income annually. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class*	Total
Value Line Select Growth Fund, Inc.
Transfer agent fees	$73,021	$4,980	$78,001
Sub-transfer agent fees	73,914	5	73,919
Registration and filing fees	27,584	4,980	32,564
Other	10,681	177	10,858
	Investor Class	Institutional Class	Total
Value Line Mid Cap Focused Fund, Inc.
Transfer agent fees	$58,695	$10,500	$69,195
Sub-transfer agent fees	86,131	12,684	98,815
Registration and filing fees	28,840	15,140	43,980
Other	9,047	1,875	10,922
	Investor Class	Institutional Class	Total
Value Line Capital Appreciation Fund, Inc.
Transfer agent fees	$61,344	$11,062	$72,406
Sub-transfer agent fees	87,748	6,385	94,133
Registration and filing fees	16,037	10,229	26,266
Other	10,649	1,137	11,786
	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Transfer agent fees	$52,347	$2,456	$54,803
Sub-transfer agent fees	14,063	276	14,339
Registration and filing fees	10,448	8,246	18,694
Other	10,288	404	10,692

*
Commenced operations on May 1, 2020.

(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually

June 30, 2020

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Funds’ custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of June 30, 2020, the Funds were not invested in joint repurchase agreements.
As of June 30, 2020, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Mid Cap Focused Fund, Inc.	$10,313,179	$10,476,850	$10,545,552
Value Line Capital Appreciation Fund, Inc	36,432,742	36,666,397	37,445,248
Value Line Larger Companies Focused Fund, Inc.	27,440,273	27,722,277	28,188,132

Notes to Financial Statements (unaudited) (continued)

*
Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received cash collateral of  $4,591,600, $24,726,768 and $14,326,929, respectively, which was subsequently invested in the State Street Navigator Securities Lending Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received non-cash collateral of  $5,885,250, $11,939,629 and $13,395,348, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities as of June 30, 2020.
	Remaining Contractual Maturity of the Agreements As of June 30, 2020
Value Line Mid Cap Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$4,591,600	$—	$—	$—	$4,591,600
Total Borrowings	$4,591,600	$—	$—	$—	$4,591,600
Gross amount of recognized liabilities for securities lending transactions					$4,591,600
	Remaining Contractual Maturity of the Agreements As of June 30, 2020
Value Line Capital Appreciation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$21,223,082	$—	$—	$—	$21,223,082
Corporate Bonds & Notes	3,003,173	—	—	—	3,003,173
U.S. Government Agency Obligations	269,700				269,700
U.S. Treasury Obligations	230,813				230,813
Total Borrowings	$24,726,768	$—	$—	$—	$24,726,768
Gross amount of recognized liabilities for securities lending transactions					$24,726,768
	Remaining Contractual Maturity of the Agreements As of June 30, 2020
Value Line Larger Companies Focused Fund	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$14,326,929	$—	$—	$—	$14,326,929
Total Borrowings	$14,326,929	$—	$—	$—	$14,326,929
Gross amount of recognized liabilities for securities lending transactions					$14,326,929
(K) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in late 2019 and has been declared a pandemic by the World Health Organization. The impact of COVID-19 could be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. This may impact liquidity in the marketplace, which in turn may affect a fund’s ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a fund from executing advantageous investment decisions in a timely manner and negatively impact a fund’s ability to achieve its investment objective.

June 30, 2020

(L) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the six months ended June 30, 2020, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government	Sales of Investment Securities Excluding U.S. Government	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Select Growth Fund, Inc.	$40,668,609	$100,814,016	$—	$—
Value Line Mid Cap Focused Fund, Inc.	17,889,604	18,363,541	—	—
Value Line Capital Appreciation Fund, Inc.	149,702,272	165,038,581	2,782,179	4,058,072
Value Line Larger Companies Focused Fund, Inc.	115,675,012	124,401,226	—	—
Each Fund is permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months period ended June 30, 2020, the following Funds engaged in such transactions in the following amounts:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Realized Gain (Loss)
Value Line Select Growth Fund, Inc.	$—	$31,751,277	$17,580,282
Value Line Mid Cap Focused Fund, Inc.	4,344,315	905,916	37,085
4. Income Taxes
At June 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation/ (depreciation) on investments
Value Line Select Growth Fund, Inc.	$229,891,395	$201,821,660	$(823,169)	$200,998,491
Value Line Mid Cap Focused Fund, Inc.	324,198,351	99,442,900	(11,898,112)	87,544,788
Value Line Capital Appreciation Fund, Inc.	395,720,484	135,076,800	(21,746,322)	113,330,478
Value Line Larger Companies Focused Fund, Inc.	229,279,103	133,539,394	(14,256,080)	119,283,314

Notes to Financial Statements (unaudited) (continued)

As of December 31, 2019 the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals
Value Line Select Growth Fund, Inc.	$—	$8,976,781	$—	$267,758,772	$—	$—
Value Line Mid Cap Focused Fund, Inc.	1,320,659	20,345,025	—	112,972,924	—	—
Value Line Capital Appreciation Fund, Inc.	—	3,946,319	—	91,512,058	—	—
Value Line Larger Companies Focused Fund, Inc.	—	4,954,904	—	91,196,863	—	—
The tax composition of distributions paid to shareholders during the fiscal years ended 2019 and 2018, were as follows:
	Year Ended December 31, 2019 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Select Growth Fund, Inc.	$—	$31,772,080	$31,772,080
Value Line Mid Cap Focused Fund, Inc.	211,908	6,461,512	6,673,420
Value Line Capital Appreciation Fund, Inc.	3,734,782	37,892,410	41,627,192
Value Line Larger Companies Focused Fund, Inc.	880,795	25,900,259	26,781,054
	Year Ended December 31, 2018 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Select Growth Fund, Inc.	$—	$29,555,193	$29,555,193
Value Line Mid Cap Focused Fund, Inc.	—	9,093,753	9,093,753
Value Line Capital Appreciation Fund, Inc.	6,273,856	24,901,167	31,175,023
Value Line Larger Companies Focused Fund, Inc.	4,766,766	27,753,320	32,520,086
5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For providing advisory services to the Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. and managing each Fund’s investments for the period ended June 30, 2020, the Adviser was paid a fee at an annual rate of 0.73%, 0.64%, 0.65% and 0.73%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.75% for both Value Line Select Growth Fund, Inc. and Value Line Larger Companies Fund, Inc., respectively, and 0.70% on the first 100 million of average daily net assets and 0.65% on the remaining assets for both Value Line Mid Cap Focused Fund, Inc and Value Line Capital Appreciation Fund, Inc. (the “Combined Rate”).
For the Value Line Larger Companies Focused Fund, the Adviser has contractually agreed to waive through June 30, 2021 certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class (the “Fund-level Expense Limitation”).

June 30, 2020

For the six months ended June 30, 2020, the below advisory fees were paid or payable to the Adviser:
Fund	Advisory Fee
Value Line Select Growth Fund, Inc.	$1,579,481
Value Line Mid Cap Focused Fund, Inc.	1,284,120
Value Line Capital Appreciation Fund, Inc	1,410,361
Value Line Larger Companies Focused Fund, Inc	1,054,744
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of each Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the six months ended June 30, 2020, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Select Growth Fund, Inc.	$538,195
Value Line Mid Cap Focused Fund, Inc.	424,380
Value Line Capital Appreciation Fund, Inc	507,601
Value Line Larger Companies Focused Fund, Inc	361,361
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub TA fees payable by each Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets through May 31, 2020 and has been removed thereafter. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended June 30, 2020, the below sub TA fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Sub TA Fees	Waived Amount
Value Line Select Growth Fund, Inc.	$73,919	$5
Value Line Mid Cap Focused Fund, Inc.	98,815	11,271
Value Line Capital Appreciation Fund, Inc.	94,133	6,384
Value Line Larger Companies Focused Fund, Inc.	14,339	275
The Adviser agreed to pay or reimburse certain expenses of the Funds attributable to the Institutional Class, to the extent necessary to limit the Fund’s total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. As of June 30, 2020, fees contractually reimbursed amounted to $10,122, $872, $8,902 and $13,015

Notes to Financial Statements (unaudited) (continued)

for the Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. respectively. As of June 30, 2020, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser	Fees Waived and Reimbursed by the Distributor
Value Line Select Growth Fund, Inc.	June 30, 2021	$—	$—
Value Line Select Growth Fund, Inc.	June 30, 2022	—	—
Value Line Select Growth Fund, Inc.	June 30, 2023	10,122	—
Value Line Mid Cap Focused Fund Inc.	June 30, 2021	35,308	—
Value Line Mid Cap Focused Fund Inc.	June 30, 2022	36,568	—
Value Line Mid Cap Focused Fund Inc.	June 30, 2023	15,415	—
Value Line Capital Appreciation Fund, Inc.	June 30, 2021	27,882	—
Value Line Capital Appreciation Fund, Inc.	June 30, 2022	44,784	—
Value Line Capital Appreciation Fund, Inc.	June 30, 2023	28,168	—
Value Line Larger Companies Focused Fund, Inc.	June 30, 2021	120,882	—
Value Line Larger Companies Focused Fund, Inc.	June 30, 2022	109,814	—
Value Line Larger Companies Focused Fund, Inc.	June 30, 2023	43,915	—
During the period ended June 30, 2020, the Value Line Mid Cap Focused Fund and the Value Line Larger Companies Focused Fund made repayments to the Adviser for previously waived and reimbursed fees in the amount of  $872 and $21,110 respectively.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested on (January 1, 2020 and held for six months ended June 30, 2020).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Select Growth Fund, Inc. – Investor Class	$1,000.00	$1,015.90	$5.86	1.17%
Value Line Select Growth Fund, Inc. – Institutional Class**	1,000.00	1,086.20	1.58	0.91
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	973.30	5.40	1.10
Value Line Mid Cap Focused Fund, Inc. – Institutional Class	1,000.00	974.60	4.17	0.85
Value Line Capital Appreciation Fund, Inc. – Investor Class	1,000.00	1,101.50	5.70	1.09
Value Line Capital Appreciation Fund, Inc. – Institutional Class	1,000.00	1,102.70	4.39	0.84
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,176.90	6.22	1.15
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,178.80	4.88	0.90
Hypothetical (5% return before expenses)
Value Line Select Growth Fund, Inc. – Investor Class	$1,000.00	$1,019.05	$5.87	1.17%
Value Line Select Growth Fund, Inc. – Institutional Class**	1,000.00	1,020.34	4.57	0.91
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,019.39	5.52	1.10
Value Line Mid Cap Focused Fund, Inc. – Institutional Class	1,000.00	1,020.64	4.27	0.85
Value Line Capital Appreciation Fund, Inc. – Investor Class	1,000.00	1,019.44	5.47	1.09
Value Line Capital Appreciation Fund, Inc. – Institutional Class	1,000.00	1,020.69	4.22	0.84
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,019.14	5.77	1.15
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,020.39	4.52	0.90

Fund Expenses (unaudited) (continued)

*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

**
The Institutional Class commenced operations on May 1, 2020. The Institutional Class expense ratio is multiplied by the average account value over the period, multiplied by 61/366 (to reflect the days since inception).

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF THE INVESTMENT
ADVISORY AGREEMENT FOR VALUE LINE MID CAP FOCUSED FUND, INC., VALUE LINE CAPITAL APPRECIATION FUND, INC., VALUE LINE LARGER COMPANIES FOCUSED FUND, INC. AND VALUE LINE SELECT GROWTH FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc., Value Line Larger Companies Focused Fund, Inc., and Value Line Select Growth Fund, Inc. (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors and representatives of Broadridge Financial Solutions, Inc., an independent mutual fund board consulting service.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc. utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which were effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified Value Line Mid Cap Focused Fund, Inc. and Value Line Select Growth Fund, Inc. within its Mid-Cap Growth category and classified Value Line Larger Companies Focused Fund, Inc. within its Large Growth category. Broadridge/Morningstar classified Value Line Capital Appreciation Fund, Inc. within its Allocation — 70% to 85% Equity category and also included funds within its Allocation — 85%+ Equity category in constructing the Fund’s custom Category to permit more robust comparisons.
In preparing a Peer Group for each Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Broadridge/Morningstar prepared the Peer Group for Value Line Larger Companies Focused Fund, Inc. consisting of 13 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for Value Line Mid Cap Focused Fund, Inc. consists of 8 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for the Value Line Select Growth Fund, Inc. consists of 9 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund, and the Peer Group for Value Line Capital Appreciation Fund, Inc. consists of 5 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund. In seeking peers for Value Line Capital Appreciation Fund, Inc., funds with high exposure to small- and micro-cap stocks were eliminated.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and

Semi-Annual Report (continued)

day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Larger Companies Focused Fund, Inc.   The Board noted that the Fund outperformed the benchmark index, but not the Peer Group and Category medians, for the one-year and three-year periods ended April 30, 2020. The Board further noted that the Fund’s performance for the five-year period ended April 30, 2020, was above the Category median and benchmark index, but equal to the Peer Group median. The Board noted that the Fund’s performance for the ten-year period ended April 30, 2020, was above the Peer Group and Category medians and the benchmark index.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that the Fund’s performance was equal to the performance of the Peer Group median, but below the performances of the Category median and benchmark index for the one-year period ended April 30, 2020. The Board further noted that the Fund outperformed the Category median and benchmark index, but not the Peer Group median, for the three-year period ended April 30, 2020. The Board also noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the five-year and ten-year periods ended April 30, 2020. The Board considered that the Fund’s performance in periods prior to March 2015 was achieved before the Fund’s adoption of a non-fundamental policy of investing at least 80% of the Fund’s total assets in common stocks and other equity securities of mid-sized companies under normal conditions.
Value Line Select Growth Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended April 30, 2020.
Value Line Capital Appreciation Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the one-year and ten-year periods ended April 30, 2020. The Board further noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the three-year and five-year periods ended April 30, 2020.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also considered the Adviser’s implementation of, and continued operations under, its business continuity plan in response to the COVID-19 Pandemic, including not only the Adviser’s operations but the Adviser’s oversight of other Fund service providers who also implemented and are operating under their business continuity plans. The Board concluded that each Fund’s management team and the Adviser’s overall resources (including human resources, financial capital and liquidity) were adequate, and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement, including while operating remotely under the Adviser’s business continuity plan.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s advisory fee rate for compensation for the services provided and costs borne by the Adviser under its Agreement was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Larger Companies Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under its Agreement was greater than that of the Peer Group and Category medians.
Value Line Mid Cap Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.

Value Line Select Growth Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Value Line Capital Appreciation Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. For Funds offering more than one class of shares, the Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. The Board noted that the Distributor and Adviser had made permanent each Fund’s class-level contractual expense limitation agreement, pursuant to which the Distributor and the Adviser, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding Rule 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes). This expense limitation agreement can be terminated without shareholder approval only by agreement of the Fund’s Board. For Value Line Larger Companies Focused Fund, Inc., the Adviser and the Board agreed that the Adviser will also continue to waive certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of the Institutional Class and 1.15% of the average daily net assets of the Investor Class through June 30, 2021. This expense limitation agreement can be terminated or modified before June 30, 2021 only with the approval of the Board. Each expense limitation agreement provides that the Adviser and the Distributor, as applicable, may subsequently recover from assets attributable to the relevant class the waived fees and/or reimbursed expenses (within 3 years from the month in which the waiver/reimbursement occurred) to the extent its expense ratio (subject to the exclusions noted above) is less than the applicable expense limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Larger Companies Focused Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was greater than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Select Growth Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Capital Appreciation Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program and treasury function. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers, including the Adviser’s recent request for proposal for transfer agency services that resulted in favorable fee concessions by the transfer agent for the Value Line fund family. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services. However, the Distributor and the Adviser would benefit from a Fund’s payment of such fees to financial intermediaries if such payment were to reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Funds’ policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and

Semi-Annual Report (continued)

differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Larger Companies Focused Fund, Inc. The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Mid Cap Focused Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.68% on the first $100 million of the Fund’s average daily net assets and 0.63% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Select Growth Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Capital Appreciation Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.68% on the first $100 million of the Fund’s average daily net assets and 0.63% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Fund’s Agreement.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what it is today — a diversified family of mutual funds with a wide range of investment objectives.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13. Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By
Mitchell E. Appel, President

Date:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
Mitchell E. Appel, President, Principal Executive Officer

By:
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date: